UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act file number 811-21880
Oppenheimer Rochester Michigan Municipal Fund
(Exact name of registrant as specified in charter)
6803 South Tucson Way, Centennial, Colorado 80112-3924
(Address of principal executive offices) (Zip code)
Robert G. Zack, Esq.
OppenheimerFunds, Inc.
Two World Financial Center, New York, New York 10281-1008
(Name and address of agent for service)
Registrant’s telephone number, including area code: (303) 768-3200
Date of fiscal year end: March 31
Date of reporting period: 03/31/2008

Item 1.  Reports to Stockholders.

March 31, 2008

Oppenheimer RochesterTM State Specific Municipal Funds	Management Commentaries and Annual Report

Oppenheimer RochesterTM Michigan Municipal Fund

Oppenheimer RochesterTM Ohio Municipal Fund
MANAGEMENT COMMENTARIES
Market Recap and Outlook
Listing of Top Holdings
ANNUAL REPORT
Fund Performance Discussion
Listing of Investments
Financial Statements
“After 25 years in the business of municipal fund management, I still don’t pretend to have seen it all. But, allowing tax-free yields to compound over time has clearly been a winning strategy for shareholders.”
— Ronald H. Fielding, Chief Strategist, Senior Vice President and
Senior Portfolio Manager, OppenheimerFunds/Rochester

TOP HOLDINGS AND ALLOCATIONS
OPPENHEIMER ROCHESTER MICHIGAN MUNICIPAL FUND
Top Ten Categories

Tobacco—Master Settlement Agreement	18.2%
Hospital/Health Care	15.8
Tax Increment Financing	8.6
Non-Profit Organization	8.4
Single-Family Housing	6.9
Sewer Utilities	5.6
Marine/Aviation Facilities	5.0
Education	5.0
Multifamily Housing	3.9
Automobiles	3.4
Portfolio holdings are subject to change. Percentages are as of March 31, 2008, and are based on the total market value of investments.
Credit Allocation

AAA	24.7%
AA	7.6
A	10.9
BBB	38.5
BB or lower	18.3
Allocations are subject to change. Percentages are as of March 31, 2008, and are dollar-weighted based on the total market value of investments. Market value, the total value of the Fund’s securities, does not include cash. Securities rated by any rating organization are included in the equivalent Standard & Poor’s rating category in the allocation above. The allocation above also includes unrated securities whose ratings have been assigned by the Manager; these unrated securities, currently 19.8% of the Fund’s market value, are deemed comparable in the Manager’s judgment to the rated securities in each category. Credit ratings of AAA, AA, A and BBB and their equivalents denote investment-grade securities.
17   |   OPPENHEIMER ROCHESTER STATE SPECIFIC MUNICIPAL FUNDS

FUND PERFORMANCE DISCUSSION
OPPENHEIMER ROCHESTER MICHIGAN MUNICIPAL FUND
How has the Fund performed? Below is a discussion by OppenheimerFunds, Inc., of the Fund’s performance during its fiscal year ended March 31, 2008, followed by a graphical comparison of the Fund’s performance to an appropriate broad-based market index.
Management’s Discussion of Fund Performance. We are pleased to report that Oppenheimer Rochester Michigan Municipal Fund distributed high levels of tax-free income to its shareholders during this reporting period, providing higher yields than many fixed-income alternatives on an after-tax basis. Based on the distribution for the 28-day accrual period ended March 25, 2008, the distribution yield at the end of this reporting period for the Fund’s Class A shares was 5.59% at net asset value. Lipper Inc.—an independent mutual fund rating service—reported an average distribution yield of 3.87% among the 29 funds in its Michigan Municipal Debt Funds category on March 31, 2008.1
     Oppenheimer Rochester Michigan Municipal Fund distributed dividends of 67.4 cents per Class A share this reporting period, including a small amount of taxable income. The monthly dividend distribution for Class A shares of Oppenheimer Rochester Michigan Municipal Fund increased to 5.6 cents in May 2007 and to 5.7 cents in January 2008. Distributions for other share classes were adjusted accordingly. No capital gains were distributed this reporting period.
     At the end of this reporting period, the Fund had more than 215 holdings and an overall credit quality of A-minus. Despite the broad turmoil in the municipal market, which caused widespread NAV declines, the Fund had no credit defaults this reporting period. We remain confident in the long-term structural advantages of the Fund’s investments.
     As the charts on pages 23 to 25 show, Fund performance weakened this reporting period as investors grew increasingly concerned about risk and as credit spreads widened. Credit spread widening is typically more detrimental to the types of securities we favor than to our Fund’s benchmark.
     Tax collection data suggests that Michigan is either doing much better than the average state or much worse, depending on the data set examined. In nominal terms, fourth-quarter personal income tax revenues were 12.6% higher in 2007 than in 2006 and sales tax revenues were up 5.2% but corporate income tax revenues were off 2.4%, according to the latest state data analyzed by the Nelson A. Rockefeller Institute of Government.2 As a result, Michigan’s fourth-quarter revenues grew by 5.5% in nominal terms, compared to an aggregate growth rate of 2.3% (based on available state data). However, after adjustments for inflation and for legislated changes to the state’s tax code, Michigan’s fourth-quarter tax revenues fell by 7.1%, nearly 3 percentage points more than the average state.

1.   Lipper Inc. Lipper calculations are annualized based on March 31, 2008, results and do not include sales charges—which, if included, would reduce results.
2.   The Rockefeller Institute of Government conducts independent analysis of government finances and management in its capacity as the public policy research arm of the State University of New York.
18   |   OPPENHEIMER ROCHESTER STATE SPECIFIC MUNICIPAL FUNDS

OPPENHEIMER ROCHESTER MICHIGAN MUNICIPAL FUND
     In budget-related news, Michigan increased its income tax to 4.35% during this reporting period, but repealed a controversial service tax shortly after it took effect and replaced it with a 22% business tax surcharge. Nonetheless, the state expects a budget deficit of $370 million for the fiscal year that will end September 30, 2008. Lawmakers were pleasantly surprised that fiscal year 2007 ended with a $350 million surplus, thanks to the tax increase and higher oil and gas tax revenues. The state’s economy continues to be troubled by declines in manufacturing employment, high foreclosure rates and rising energy prices.
     At the end of this reporting period, the state’s general obligation bonds were rated AA-minus with a stable outlook by Standard & Poor’s, AA-minus with a negative outlook by Fitch Ratings, and Aa3 with a stable outlook by Moody’s Investors Service. As the state’s general obligation bonds are backed by the full faith and taxing power of the state, we believe that municipal bonds issued by Michigan will continue to represent solid credits for investors seeking high levels of tax-free income.
     During this reporting period, a shortage of bidders led municipal securities auctions to fail, pushing the short-term rates on some bonds into the double digits and creating an unusual opportunity for the Fund. Based on our expertise in credit research, we were able to identify bonds that we believed had a superior credit structure and would reset at a high, fixed rate if an auction failed. For example, the Fund purchased variable rate demand notes (VRDNs) issued to finance pollution control initiatives at General Motors. On a short-term basis, these bonds are yielding more than 7% tax free, demonstrating how our credit expertise can identify very good opportunities in a market that other investors found punishing.
     We are pleased to report that shareholders continued to benefit from the Fund’s investments in bonds issued by the Commonwealth of Puerto Rico and its agencies. During this reporting period, for example, the Public Building Authority decided to pre-refund bonds that the Fund had acquired in 2006.3 These BBB-rated bonds—purchased at a slight discount in the summer of 2006 after credit rating agencies downgraded Puerto Rican debt—experienced dramatic price increases and received a AAA rating once the pre-refunding was announced. The Fund sold these holdings at a gain. As is our practice, the Fund seeks to minimize the tax consequences, if any, from these types of transactions.
     The Fund continues to monitor Puerto Rico’s economic and credit-related news closely. In December 2007, Standard & Poor’s said the commonwealth’s BBB-minus general obligation debt deserved a stable outlook. Investors should note that the commonwealth, its agencies and the government development bank retained their investment-grade ratings during this reporting period, although some rate reductions occurred. We take pride in the successes of our in-house credit research team, which continues to identify yield-enhancing issues in Puerto Rico, despite ongoing economic difficulties and political

3.   A pre-refunding involves earmarking the proceeds from a new municipal bond to pay off an earlier bond that is not yet callable; proceeds from the new issue are escrowed in U.S. Government bonds and, because credit or call uncertainty has been eliminated, the original bond’s price generally rises significantly.
19   |   OPPENHEIMER ROCHESTER STATE SPECIFIC MUNICIPAL FUNDS

FUND PERFORMANCE DISCUSSION
OPPENHEIMER ROCHESTER MICHIGAN MUNICIPAL FUND
scandals there. As of March 31, 2008, bonds issued by the commonwealth and its agencies represented 21% of the Fund’s total market value.
     The Fund also benefited this reporting period from a partial pre-refunding of tax increment financing bonds issued by the City of Pontiac. Before the pre-refunding, these bonds had a below-investment-grade rating, a 6.25% coupon, and a maturity date of June 1, 2022. After the pre-refunding event, credit and call uncertainty were no longer a factor, the price of the pre-refunded bonds rose sharply and the Fund sold these holdings at a gain. This pre-refunding provides another good example of how our research-driven, yield-oriented strategy can help us unearth bonds that offer high levels of tax-free yield and the potential for price appreciation, even when the municipal issuer encounters difficulties.
     Credit spread widening this reporting period caused price declines in many credit-sensitive sectors, including tobacco, hospitals/health care and housing. Credit spreads are said to be widening when the prices for BBB-rated, lower-rated and unrated securities fall more or rise less than the prices of securities with higher ratings.
     For example, the Fund included securities in the single-family and multifamily housing sectors, which constituted 6.9% and 3.9% of the portfolio’s market value, respectively, as of March 31, 2008. The Fund’s single-family housing bonds are high-grade securities that have been issued by state agencies, which continue to abide by conservative lending practices. We believe our multifamily housing bonds represent a good value, because the demand for these types of properties will likely rise as the housing crisis persists. Additionally, the Fund does not invest in the securities created from pools of sub-prime mortgages nor in collateralized debt obligations (CDOs) and thus has no exposure to these credits. The overall credit quality of our housing-sector investments has been unaffected by the developments in the sub-prime mortgage market, but the prices nonetheless fell this reporting period. As of March 31, 2008, more than 80% of the portfolio was investment grade. Most of the remaining securities are secured with mortgages on real property; these holdings often have sinking fund provisions, which serve to reduce the principal on an outstanding loan annually.
     In this reporting period, the Fund remained invested in bonds backed by proceeds from the tobacco Master Settlement Agreement (MSA). These so-called tobacco bonds are backed by state and/or U.S. territory proceeds from a national litigation settlement with tobacco manufacturers. Early in this reporting period, the Fund benefited as credit fundamentals remained strong, credit spreads continued to tighten, and a large pre-refunding by the New Jersey Tobacco Settlement Finance Corporation elevated bond prices.
     Fitch upgraded the senior MSA bonds it rates to BBB-plus this reporting period. For most of the period, however, the sector experienced pricing pressure. The causes, we believe, included a general widening of credit spreads, to which tobacco bonds are normally sensitive, and an increase in the national supply of MSA bonds, including a record-setting sale by Ohio’s Buckeye Tobacco Settlement Finance Authority. In other words, the price declines occurred for non-fundamental reasons and not because anything changed regarding the MSA or the sector.
20   |   OPPENHEIMER ROCHESTER STATE SPECIFIC MUNICIPAL FUNDS

OPPENHEIMER ROCHESTER MICHIGAN MUNICIPAL FUND
     MSA-backed bonds—like other Fund investments—may be vulnerable to economic and/or legislative events that affect issuers in the municipal securities market. Annual payments by MSA-participating manufacturers hinge on many factors, including domestic cigarette shipments, inflation and the relative market share of non-participating manufacturers. To date, actual consumption trends have largely been in line with the assumptions that were used to structure MSA-backed bonds; shareholders should note that future MSA payments could be reduced if consumption were to fall more rapidly than originally forecast.
     We continue to believe that the risks of industry litigation have been largely overstated. News stories occasionally imply that tobacco-related court decisions may harm bondholders, but in our experience that has not been the case. Interest payments and scheduled payments of principal on the tobacco bonds this Fund holds have always been made in a timely manner, and many bonds have repaid principal earlier than their scheduled final maturity. The Fund’s current weighting in MSA-backed bonds reflects our belief that these bonds offer an exceptional opportunity for shareholders, despite recent price volatility. Our confidence in the long-term benefits these bonds can provide is such that we took advantage of market conditions this reporting period to invest in high-yielding MSA-backed securities. At the end of this reporting period, tobacco bonds accounted for 18.2% of the Fund.
     Many bond insurers faced renewed scrutiny from the credit ratings organizations this reporting period, based on their exposure to sub-prime mortgages. About 3% of the Fund’s assets were insured by ACA Financial Guaranty Corporation as of March 31, 2008; in December 2007, after the insurer lost its investment-grade status, these assets were re-evaluated by our in-house credit research team and each holding was assigned an internal rating. Investors should note that the underlying borrowers for ACA-insured bonds held by the Fund have consistently made their interest and principal payments without any apparent support from the insurer. While news about bond insurers continues to generate headlines, we remain confident in our credit team’s ability to determine which underlying issues meet our standards for creditworthiness and which represent good values for our shareholders.
     The Fund continued to invest in municipal inverse-floating-rate securities this reporting period. These are tax-exempt securities whose interest payments move inversely to changes in short-term interest rates. They generally provide higher tax-free yields than regular fixed-rate bonds of comparable maturity and credit quality, often with greater price volatility. The Fund also invested in percentage of LIBOR notes (PLNs), a type of bond structure that experienced price declines late in this reporting period when another U.S. financial institution sold a large position at a loss. This move depressed the prices of PLNs across the board even though PLN credit quality, which varies among tax-free issuers, generally remained solid. PLNs are bonds that pay a variable rate based on LIBOR and most are A-rated or better. Most often, the PLN structure serves to help the Fund deliver attractive levels of tax-free yield. However, in a rare development, municipal
21   |   OPPENHEIMER ROCHESTER STATE SPECIFIC MUNICIPAL FUNDS

FUND PERFORMANCE DISCUSSION
OPPENHEIMER ROCHESTER MICHIGAN MUNICIPAL FUND
yields exceeded Treasury and LIBOR rates this reporting period and, as a result, PLNs detracted from Fund performance. We continue to believe that this type of bond will be a valuable source of revenue once more normal rate relations are in place and, therefore, remain invested in bonds with this structure.
     Our approach to municipal bond investing is flexible and responsive to market conditions; our strategies are intended to balance many different types of risk to reduce overall portfolio risk. Shareholders should note that market conditions during this reporting period did not affect the Fund’s overall investment strategies or cause it to pay any capital gain distributions. In closing, we believe that the Fund’s structure and composition as well as our time-tested strategies will continue to benefit long-term investors through interest rate and economic cycles.
     Comparing the Fund’s Performance to the Market. The graphs that follow show the performance of a hypothetical $10,000 investment in each class of shares of the Fund held until March 31, 2008. Performance is measured from the inception date of all Classes on June 21, 2006. The Fund’s performance reflects the deduction of the maximum initial sales charge on Class A shares, the applicable contingent deferred sales charge on Class B and Class C shares, and reinvestments of all dividends and capital gains distributions. Past performance cannot guarantee future results.
     The Fund’s performance is compared to the performance of the Lehman Brothers Municipal Bond Index, an unmanaged index of a broad range of investment-grade municipal bonds that is widely regarded as a measure of the performance of the general municipal bond market. Index performance reflects the reinvestment of dividends but does not consider the effect of capital gains or transaction costs, and none of the data in the graphs that follow shows the effect of taxes. The Fund’s performance reflects the effects of Fund business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the securities in the index.
22   |   OPPENHEIMER ROCHESTER STATE SPECIFIC MUNICIPAL FUNDS

OPPENHEIMER ROCHESTER MICHIGAN MUNICIPAL FUND
Class A Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, visit us at www.oppenheimerfunds.com, or call us at 1.800.525.7048. Fund returns include changes in share price, reinvested distributions and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 4.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 4% (since inception); and for Class C shares, the 1% contingent deferred sales charge for the 1-year period. See page 26 for further information.
23   |   OPPENHEIMER ROCHESTER STATE SPECIFIC MUNICIPAL FUNDS

FUND PERFORMANCE DISCUSSION
OPPENHEIMER ROCHESTER MICHIGAN MUNICIPAL FUND
Class B Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
24   |   OPPENHEIMER ROCHESTER STATE SPECIFIC MUNICIPAL FUNDS

OPPENHEIMER ROCHESTER MICHIGAN MUNICIPAL FUND
Class C Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:

The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, visit us at www.oppenheimerfunds.com, or call us at 1.800.525.7048. Fund returns include changes in share price, reinvested distributions and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 4.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 4% (since inception); and for Class C shares, the 1% contingent deferred sales charge for the 1-year period. See page 26 for further information.
25   |   OPPENHEIMER ROCHESTER STATE SPECIFIC MUNICIPAL FUNDS

NOTES
OPPENHEIMER ROCHESTER MICHIGAN MUNICIPAL FUND
Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. Cumulative total returns are not annualized. The Fund’s total returns shown do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares. This report must be preceded or accompanied by the current prospectus of the Oppenheimer Rochester Michigan Municipal Fund.
Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses contain this and other information about the funds. For more information, ask your financial advisor, call us at 1.800.525.7048, or visit our website at www.oppenheimerfunds.com. Read prospectuses carefully before investing.
The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc.
Class A shares of the Fund were first publicly offered on 6/21/06. The cumulative total returns are shown net of the applicable 4.75% maximum initial sales charge.
Class B shares of the Fund were first publicly offered on 6/21/06. The cumulative total returns are shown net of the applicable contingent deferred sales charge of 5% (1-year) and 4% (since inception). Class B shares are subject to an annual 0.75% asset-based sales charge.
Class C shares of the Fund were first publicly offered on 6/21/06. The cumulative total returns are shown net of the applicable 1% contingent deferred sales charge for the 1-year period. Class C shares are subject to an annual 0.75% asset-based sales charge.
An explanation of the calculation of performance is in the Fund’s Statement of Additional Information.
26   |   OPPENHEIMER ROCHESTER STATE SPECIFIC MUNICIPAL FUNDS

TOP HOLDINGS AND ALLOCATIONS
OPPENHEIMER ROCHESTER OHIO MUNICIPAL FUND
Top Ten Categories

Tobacco—Master Settlement Agreement	18.3%
Hospital/Health Care	15.3
Multifamily Housing	9.6
Tax Increment Financing	7.0
Sales Tax Revenue	6.4
Marine/Aviation Facilities	4.3
Adult Living Facilities	3.9
General Obligation	3.6
Sewer Utilities	3.5
Parking Fee Revenue	3.5
Portfolio holdings are subject to change. Percentages are as of March 31, 2008, and are based on the total market value of investments.
Credit Allocation

AAA	19.5%
AA	3.3
A	22.9
BBB	44.3
BB or lower	10.0
Allocations are subject to change. Percentages are as of March 31, 2008, and are dollar-weighted based on the total market value of investments. Market value, the total value of the Fund’s securities, does not include cash. Securities rated by any rating organization are included in the equivalent Standard & Poor’s rating category in the allocation above. The allocation above also includes unrated securities whose ratings have been assigned by the Manager; these unrated securities, currently 21.9% of the Fund’s market value, are deemed comparable in the Manager’s judgment to the rated securities in each category. Credit ratings of AAA, AA, A and BBB and their equivalents denote investment-grade securities.
27   |   OPPENHEIMER ROCHESTER STATE SPECIFIC MUNICIPAL FUNDS

FUND PERFORMANCE DISCUSSION
OPPENHEIMER ROCHESTER OHIO MUNICIPAL FUND
How has the Fund performed? Below is a discussion by OppenheimerFunds, Inc., of the Fund’s performance during its fiscal year ended March 31, 2008, followed by a graphical comparison of the Fund’s performance to an appropriate broad-based market index.
Management’s Discussion of Fund Performance. We are pleased to report that Oppenheimer Rochester Ohio Municipal Fund distributed high levels of tax-free income to its shareholders during this reporting period, providing higher yields than many fixed-income alternatives on an after-tax basis. Based on the distribution for the 28-day accrual period ended March 25, 2008, the distribution yield at the end of this reporting period for the Fund’s Class A shares was 5.68% at net asset value. Lipper Inc.—an independent mutual fund rating service—reported an average distribution yield of 3.84% among the 44 funds in its Ohio Municipal Debt Funds category on March 31, 2008.1
     Oppenheimer Rochester Ohio Municipal Fund distributed dividends of 63.8 cents per Class A share this reporting period, including a small amount of taxable income. The monthly dividend distribution for Class A shares of Oppenheimer Rochester Ohio Municipal Fund increased to 5.3 cents in May 2007 and to 5.4 cents in January 2008. Distributions for other share classes were adjusted accordingly. No capital gains were distributed this reporting period.
     At the end of this reporting period, the Fund had more than 200 holdings and an overall credit quality of A. Despite the broad turmoil in the municipal market, which caused widespread declines in NAVs, we remain confident in the long-term structural advantages of the Fund’s investments. As of March 31, 2008, 90% of the portfolio was investment grade.
     As the charts on pages 33 to 35 show, Fund performance weakened this reporting period as investors grew increasingly concerned about risk and as credit spreads widened. Credit spread widening is typically more detrimental to the types of securities we favor than to our Fund’s benchmark.
     In Ohio, tax collections continued to grow, despite significant declines in corporate income taxes during the fourth quarter of 2007. According to the latest state data analyzed by the Nelson A. Rockefeller Institute of Government, fourth-quarter personal income taxes in Ohio were 5.3% higher in 2007 than in 2006, in nominal terms, and sales tax revenues grew by 6%.2 As a result, Ohio’s fourth-quarter revenues grew by 3.5%, in nominal terms. When adjusted for inflation and legislated changes to the state’s tax code, the figure was 3.3%. In both cases, Ohio fared better than the average state for which fourth-quarter data was available.

1. Lipper Inc. Lipper calculations are annualized based on March 31, 2008, results and do not include sales charges—which, if included, would reduce results.
2. The Rockefeller Institute of Government conducts independent analysis of government finances and management in its capacity as the public policy research arm of the State University of New York.
28   |   OPPENHEIMER ROCHESTER STATE SPECIFIC MUNICIPAL FUNDS

OPPENHEIMER ROCHESTER OHIO MUNICIPAL FUND
     A recent analysis of Ohio’s budget suggested the potential for a deficit of $750 million to $1.9 billion, depending on which revenue scenario holds true. Causes cited include a weakening state economy, less tax revenue than anticipated and rising costs. In response, Gov. Ted Strickland announced plans in February 2008 to reduce 2,700 jobs and to expand electronic gaming in the state. The governor said he might dip into the state’s “rainy day” fund to resolve the shortfall, but that the 2005 tax reforms, which will cost the state about $1.8 billion in fiscal years 2008 and 2009, would not be reversed.
     At the end of this reporting period, the state’s general obligation bonds were rated AA-plus by Standard & Poor’s and Fitch Ratings, both with stable outlooks, and Aa1 with a negative outlook by Moody’s Investors Service. As the state’s general obligation bonds are backed by the full faith and taxing power of the state, we believe that municipal bonds issued by Ohio will continue to represent solid credits for investors seeking high levels of tax-free income.
     During this reporting period, a shortage of bidders led municipal securities auctions to fail, pushing the short-term rates on some bonds into the double digits and creating an unusual opportunity for the Fund. Based on our expertise in credit research, we were able to identify bonds that we believed had a superior credit structure and would reset at a high, fixed rate if an auction failed. For example, the Fund purchased bonds at recent municipal auctions in the Marine/Aviation sector, which constituted 4.3% of the Fund’s market value as of March 31, 2008. These bonds, which offered high, tax-free yields on a short-term basis, represent another example of how we apply our credit expertise to identify very good opportunities in a market that other investors found punishing.
     We are pleased to report that shareholders continued to benefit from the Fund’s investments in bonds issued by the Commonwealth of Puerto Rico and its agencies. During this reporting period, for example, the Public Building Authority decided to pre-refund bonds that the Fund had acquired in 2006.3 These BBB-rated bonds—purchased at a slight discount in the summer of 2006 after credit rating agencies downgraded Puerto Rican debt—experienced dramatic price increases and received a AAA rating once the pre-refunding was announced. The Fund sold these holdings at a gain. As is our practice, the Fund seeks to minimize the tax consequences, if any, from these types of transactions.
     The Fund continues to monitor Puerto Rico’s economic and credit-related news closely. In December 2007, Standard & Poor’s said the commonwealth’s BBB-minus general obligation debt deserved a stable outlook. Investors should note that the commonwealth, its agencies and the government development bank retained their investment-grade ratings during this reporting period, although some rate reductions occurred. We take pride in the successes of our in-house credit research team, which continues to identify yield-enhancing

3.	A pre-refunding involves earmarking the proceeds from a new municipal bond to pay off an earlier bond that is not yet callable; proceeds from the new issue are escrowed in U.S. Government bonds and, because credit or call uncertainty has been eliminated, the original bond’s price generally rises significantly.
29   |   OPPENHEIMER ROCHESTER STATE SPECIFIC MUNICIPAL FUNDS

FUND PERFORMANCE DISCUSSION
OPPENHEIMER ROCHESTER OHIO MUNICIPAL FUND
issues in Puerto Rico, despite ongoing economic difficulties and political scandals there. As of March 31, 2008, bonds issued by the commonwealth and its agencies represented approximately 24% of the Fund’s total market value.
     Credit spread widening this reporting period caused price declines in many credit-sensitive sectors, including single-family housing, multifamily housing and hospitals/health care. Credit spreads are said to be widening when the prices for BBB-rated, lower-rated and unrated securities fall more or rise less than the prices of securities with higher ratings.
     In this reporting period, the Fund remained invested in bonds backed by proceeds from the tobacco Master Settlement Agreement (MSA). These so-called tobacco bonds are backed by state and/or U.S. territory proceeds from a national litigation settlement with tobacco manufacturers. Early in this reporting period, the Fund benefited as credit fundamentals remained strong, credit spreads continued to tighten, and a large pre-refunding by the New Jersey Tobacco Settlement Finance Corporation elevated bond prices.
     Fitch Ratings upgraded the senior MSA bonds it rates to BBB-plus this reporting period. For most of the period, however, the sector experienced pricing pressure. The causes, we believe, included a general widening of credit spreads, to which tobacco bonds are normally sensitive, and an increase in the national supply of MSA bonds. (Of special note was the sale by Ohio’s Buckeye Tobacco Settlement Finance Authority of a record $5.5 billion in tobacco bonds, which was the largest municipal market sale in the past 3 years, according to The Bond Buyer.) The price declines occurred for non-fundamental reasons and not because anything changed regarding the MSA or the sector.
     MSA-backed bonds—like other Fund investments—may be vulnerable to economic and/or legislative events that affect issuers in the municipal securities market. Annual payments by MSA-participating manufacturers hinge on many factors, including domestic cigarette shipments, inflation and the relative market share of non-participating manufacturers. To date, actual consumption trends have largely been in line with the assumptions that were used to structure MSA-backed bonds; shareholders should note that future MSA payments could be reduced if consumption were to fall more rapidly than originally forecast.
     We continue to believe that the risks of industry litigation have been largely overstated. News stories occasionally imply that tobacco-related court decisions may harm bondholders, but in our experience that has not been the case. Interest payments and scheduled payments of principal on the tobacco bonds this Fund holds have always been made in a timely manner, and many bonds have repaid principal earlier than their scheduled final maturity. Our confidence in the long-term benefits these bonds can provide is such that we took advantage of market conditions this reporting period to invest in high-yielding MSA-backed securities. At the end of this reporting period, tobacco bonds accounted for nearly one-fifth of the Fund.
     Many bond insurers faced renewed scrutiny from the credit ratings organizations this reporting period, based on their exposure to sub-prime mortgages. A small percentage of the Fund’s assets (well less than 1% of assets as of March 31, 2008) were insured by ACA Financial Guaranty Corporation; in December 2007, after the insurer lost its investment-grade status,
30   |   OPPENHEIMER ROCHESTER STATE SPECIFIC MUNICIPAL FUNDS

OPPENHEIMER ROCHESTER OHIO MUNICIPAL FUND
these assets were re-evaluated by our in-house credit research team and each holding was assigned an internal rating. Investors should note that the underlying borrowers for ACA-insured bonds held by the Fund have consistently made their interest and principal payments without any apparent support from the insurer. While news about bond insurers continues to generate headlines, we remain confident in our credit team’s ability to determine which underlying issues meet our standards for creditworthiness and which represent good values for our shareholders.
     The Fund continued to invest in municipal inverse-floating-rate securities this reporting period. These are tax-exempt securities whose interest payments move inversely to changes in short-term interest rates. They generally provide higher tax-free yields than regular fixed-rate bonds of comparable maturity and credit quality, often with greater price volatility. The Fund also invested in percentage of LIBOR notes (PLNs), a type of bond structure that experienced price declines late in this reporting period when another U.S. financial institution sold a large position at a loss. This move depressed the prices of PLNs across the board even though PLN credit quality, which varies among tax-free issuers, generally remained solid. PLNs are bonds that pay a variable rate based on LIBOR and most are A-rated or better. Most often, the PLN structure serves to help the Fund deliver attractive levels of tax-free yield. However, in a rare development, municipal yields exceeded Treasury and LIBOR rates this reporting period and, as a result, PLNs detracted from Fund performance. We continue to believe that this type of bond will be a valuable source of revenue once more normal rate relations are in place and, therefore, remain invested in bonds with this structure.
     In January 2008, no debt service payments were made on the Fund’s holding of Ohio Port Authority of Columbiana Solid Waste (A & L Salvage LLC) bonds. The waste facility is under investigation by the state’s environmental protection agency, and many waste haulers have chosen to use other facilities, lest they be cited for violations as they approach A & L Salvage’s gates. During this reporting period, the company paid accelerated landfill closure costs, which further reduced the company’s ability to service its debt. As a result, the market value of these bonds declined sharply this reporting period. While the bonds’ attractive coupon (14.5%) has helped the Fund deliver high levels of tax-free income over the years, it is now doubtful that any debt service payments will be made in the near term.
      Our approach to municipal bond investing is flexible and responsive to market conditions; our strategies are intended to balance many different types of risk to reduce overall portfolio risk. Shareholders should note that market conditions during this reporting period did not affect the Fund’s overall investment strategies or cause it to pay any capital gain distributions. In closing, we believe that the Fund’s structure and composition as well as our time-tested strategies will continue to benefit long-term investors through interest rate and economic cycles.
     Comparing the Fund’s Performance to the Market. The graphs that follow show the performance of a hypothetical $10,000 investment in each class of shares of the Fund held until March 31, 2008. Performance is measured from the inception date of all Classes on June 21, 2006. The Fund’s performance reflects the deduction of the maximum initial
31   |   OPPENHEIMER ROCHESTER STATE SPECIFIC MUNICIPAL FUNDS

FUND PERFORMANCE DISCUSSION
sales charge on Class A shares, the applicable contingent deferred sales charge on Class B and Class C shares, and reinvestments of all dividends and capital gains distributions. Past performance cannot guarantee future results.
     The Fund’s performance is compared to the performance of the Lehman Brothers Municipal Bond Index, an unmanaged index of a broad range of investment-grade municipal bonds that is widely regarded as a measure of the performance of the general municipal bond market. Index performance reflects the reinvestment of dividends but does not consider the effect of capital gains or transaction costs, and none of the data in the graphs that follow shows the effect of taxes. The Fund’s performance reflects the effects of Fund business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the securities in the index.
32   |   OPPENHEIMER ROCHESTER STATE SPECIFIC MUNICIPAL FUNDS

OPPENHEIMER ROCHESTER OHIO MUNICIPAL FUND
Class A Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, visit us at www.oppenheimerfunds.com, or call us at 1.800.525.7048. Fund returns include changes in share price, reinvested distributions and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 4.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 4% (since inception); and for Class C shares, the 1% contingent deferred sales charge for the 1-year period. See page 36 for further information.
33   |   OPPENHEIMER ROCHESTER STATE SPECIFIC MUNICIPAL FUNDS

FUND PERFORMANCE DISCUSSION
OPPENHEIMER ROCHESTER OHIO MUNICIPAL FUND
Class B Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
34   |   OPPENHEIMER ROCHESTER STATE SPECIFIC MUNICIPAL FUNDS

OPPENHEIMER ROCHESTER OHIO MUNICIPAL FUND
Class C Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, visit us at www.oppenheimerfunds.com, or call us at 1.800.525.7048. Fund returns include changes in share price, reinvested distributions and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 4.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 4% (since inception); and for Class C shares, the 1% contingent deferred sales charge for the 1-year period. See page 36 for further information.
35   |   OPPENHEIMER ROCHESTER STATE SPECIFIC MUNICIPAL FUNDS

NOTES
OPPENHEIMER ROCHESTER OHIO MUNICIPAL FUND
Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. Cumulative total returns are not annualized. The Fund’s total returns shown do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares. This report must be preceded or accompanied by the current prospectus of the Oppenheimer Rochester Ohio Municipal Fund.
Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses contain this and other information about the funds. For more information, ask your financial advisor, call us at 1.800.525.7048, or visit our website at www.oppenheimerfunds.com. Read prospectuses carefully before investing.
The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc.
Class A shares of the Fund were first publicly offered on 6/21/06. The cumulative total returns are shown net of the applicable 4.75% maximum initial sales charge.
Class B shares of the Fund were first publicly offered on 6/21/06. The cumulative total returns are shown net of the applicable contingent deferred sales charge of 5% (1-year) and 4% (since inception). Class B shares are subject to an annual 0.75% asset-based sales charge.
Class C shares of the Fund were first publicly offered on 6/21/06. The cumulative total returns are shown net of the applicable 1% contingent deferred sales charge for the 1-year period. Class C shares are subject to an annual 0.75% asset-based sales charge.
An explanation of the calculation of performance is in the Fund’s Statement of Additional Information.
36   |   OPPENHEIMER ROCHESTER STATE SPECIFIC MUNICIPAL FUNDS

FUND EXPENSES
Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions; and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended March 31, 2008.
Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads), or a $12.00 fee imposed annually on accounts valued at less than $500.00 (subject to exceptions described in
37   |   OPPENHEIMER ROCHESTER STATE SPECIFIC MUNICIPAL FUNDS

FUND EXPENSES Continued
the Statement of Additional Information). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
OPPENHEIMER ROCHESTER MICHIGAN MUNICIPAL FUND

	Beginning	Ending	Expenses
	Account	Account	Paid During
	Value	Value	6 Months Ended
Actual	October 1, 2007	March 31, 2008	March 31, 2008

Class A	$1,000.00	$910.00	$7.09
Class B	1,000.00	906.60	10.69
Class C	1,000.00	906.50	10.69

Hypothetical (5% return before expenses)
Class A	1,000.00	1,017.60	7.49
Class B	1,000.00	1,013.85	11.29
Class C	1,000.00	1,013.85	11.29
Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period). Those annualized expense ratios based on the 6-month period ended March 31, 2008 are as follows:

Class	Expense Ratios

Class A	1.48%
Class B	2.23
Class C	2.23
The expense ratios reflect reduction to custodian expenses and voluntary waivers or reimbursements of expenses by the Fund’s Manager that can be terminated at any time, without advance notice. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.
38   |   OPPENHEIMER ROCHESTER STATE SPECIFIC MUNICIPAL FUNDS

OPPENHEIMER ROCHESTER OHIO MUNICIPAL FUND

	Beginning	Ending	Expenses
	Account	Account	Paid During
	Value	Value	6 Months Ended
Actual	October 1, 2007	March 31, 2008	March 31, 2008

Class A	$1,000.00	$897.50	$7.05
Class B	1,000.00	893.40	10.57
Class C	1,000.00	893.30	10.57

Hypothetical (5% return before expenses)
Class A	1,000.00	1,017.60	7.49
Class B	1,000.00	1,013.90	11.24
Class C	1,000.00	1,013.90	11.24
Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period). Those annualized expense ratios based on the 6-month period ended March 31, 2008 are as follows:

Class	Expense Ratios

Class A	1.48%
Class B	2.22
Class C	2.22
The expense ratios reflect reduction to custodian expenses and voluntary waivers or reimbursements of expenses by the Fund’s Manager that can be terminated at any time, without advance notice. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.
39   |   OPPENHEIMER ROCHESTER STATE SPECIFIC MUNICIPAL FUNDS

STATEMENT OF INVESTMENTS March 31, 2008
OPPENHEIMER ROCHESTER MICHIGAN MUNICIPAL FUND

Principal
Amount		Coupon	Maturity	Value

Municipal Bonds and Notes—140.0%
Michigan—110.6%
$15,000	Anchor Bay, MI School District[1]	5.000%	05/01/2030	$14,940
50,000	Barry County, MI Building Authority[1]	5.650	07/01/2017	50,281
15,000	Barry County, MI Building Authority (Medical Care Facility)	6.000	07/01/2016	15,277
15,000	Belleville, MI GO1	5.400	11/01/2012	15,343
50,000	Benton Harbor, MI Charter COP[1]	8.000	05/01/2032	42,389
30,000	Birch Run, MI (Downtown Devel.)[1]	5.250	06/01/2019	30,350
5,000	Birch Run, MI Township[1]	7.100	05/01/2009	5,020
70,000	Byron Center, MI Public Schools[1]	5.000	05/01/2024	70,192
65,000	Calhoun County, MI (Water Supply System)[1]	5.750	05/01/2019	65,218
15,000	Center, MI Academy COP[1]	7.500	10/01/2029	14,362
60,000	Central MI University[1]	5.000	10/01/2023	60,109
100,000	Central MI University[1]	5.000	10/01/2027	99,507
100,000	Chelsea, MI EDC (United Methodist Retirement Communities)	5.400	11/15/2027	95,477
5,000	Chippewa County, MI Hospital (Chippewa County War Memorial Hospital)	5.625	11/01/2014	4,916
10,000	Chippewa Valley, MI Schools (School Building & Site)[1]	5.000	05/01/2026	10,709
20,000	Clare County, MI Sewer Disposal System[1]	5.750	11/01/2019	20,626
20,000	Coldwater, MI Community Schools[1]	5.125	05/01/2023	20,019
35,000	Concord, MI Academy Boyne COP[1]	7.000	10/01/2019	35,904
25,000	Concord, MI Academy Petoskey COP[1]	7.750	12/01/2020	25,400
75,000	Concord, MI Academy Petoskey COP[1]	8.375	12/01/2030	76,628
1,000,000	Detroit, MI GO2	5.000	04/01/2025	1,021,820
15,000	Detroit, MI GO1	5.500	04/01/2014	15,032
25,000	Detroit, MI GO1	5.500	04/01/2015	25,053
285,000	Detroit, MI Local Devel. Finance Authority[1]	5.500	05/01/2021	244,254
115,000	Detroit, MI Local Devel. Finance Authority[1]	5.500	05/01/2021	101,854
155,000	Detroit, MI Local Devel. Finance Authority[1]	6.700	05/01/2021	149,467
2,800,000	Detroit, MI Local Devel. Finance Authority[1]	6.850	05/01/2021	2,710,932
240,000	Detroit, MI Local Devel. Finance Authority (Chrysler Corp.)[1]	5.375	05/01/2018	220,325
350,000	Detroit, MI Local Devel. Finance Authority (Chrysler Corp.)[1]	5.375	05/01/2021	297,084
465,000	Detroit, MI Water Supply System, Series A1	5.000	07/01/2027	464,963
340,000	Detroit, MI Wayne County Stadium Authority[1]	5.250	02/01/2027	340,826
100,000	Detroit, MI Wayne County Stadium Authority[1]	5.500	02/01/2017	101,222
45,000	Devon Trace, MI Hsg. Corp.[1]	7.375	08/01/2023	45,846
175,000	Farmington Hills, MI EDC (Botsford General Hospital)[1]	5.750	02/15/2025	175,044
480,000	Flint, MI Hospital Building Authority (Hurley Medical Center)[1]	5.250	07/01/2016	455,002
100,000	Flint, MI Hospital Building Authority (Hurley Medical Center)[1]	5.375	07/01/2018	93,670
40   |   OPPENHEIMER ROCHESTER STATE SPECIFIC MUNICIPAL FUNDS

OPPENHEIMER ROCHESTER MICHIGAN MUNICIPAL FUND

Principal
Amount		Coupon	Maturity	Value

Michigan Continued
$60,000	Flint, MI Hospital Building Authority (Hurley Medical Center)[1]	5.375%	07/01/2028	$51,016
230,000	Flint, MI Hospital Building Authority (Hurley Medical Center)[1]	5.375	07/01/2028	195,562
10,000	Garden City, MI Hospital Finance Authority (Garden City Hospital Osteopathic)[1]	5.750	09/01/2017	10,250
15,000	Garden City, MI Hospital Finance Authority (Garden City Hospital Osteopathic)	5.750	09/01/2017	14,404
25,000	Genesee County, MI Sewer (Fenton Township)[1]	5.450	05/01/2012	25,185
15,000	Grand Rapids & Kent County, MI Joint Building Authority[1]	5.000	01/01/2012	15,023
5,000	Grand Rapids, MI Charter Township (Porter Hills Foundation)	5.200	07/01/2014	5,035
425,000	Grand Rapids, MI Downtown Devel. Authority	6.600	06/01/2008	426,386
860,000	Grand Rapids, MI Downtown Devel. Authority[1]	6.875	06/01/2024	899,233
50,000	Grand Traverse County, MI Hospital Finance Authority (Munson Healthcare)[1]	5.500	07/01/2018	50,709
20,000	Gratiot County, MI EDC (Grand Lodge of Free & Accepted Masons of Michigan)[1]	5.000	11/15/2014	20,033
255,000	Gratiot County, MI EDC (Michigan Masonic Home)[1]	5.000	11/15/2020	255,224
100,000	Hamilton, MI Community School District[1]	5.000	05/01/2024	100,274
155,000	Highland Park, MI Building Authority[1]	7.750	05/01/2018	180,308
5,000	Hillsdale County, MI Intermediate School District[1]	5.700	05/01/2010	5,037
40,000	Hillsdale, MI Hospital Finance Authority (Community Health Center)[1]	5.250	05/15/2026	36,876
30,000	Houghton, MI Tax Increment Finance Authority[1]	6.000	05/01/2019	30,017
5,000	Howell, MI Public Schools (School Building & Site)[1]	5.000	05/01/2029	5,005
135,000	Hudsonville, MI Public Schools[1]	5.150	05/01/2027	135,386
175,000	Huron Valley, MI School District[1]	5.000	05/01/2018	175,480
20,000	Ionia, MI GO1	6.750	04/01/2015	20,484
5,000	Jackson County, MI Hospital Finance Authority (W.A. Foote Memorial Hospital)	5.250	06/01/2017	5,109
500,000	Kalamazoo, MI EDC (Heritage Community)[1]	5.500	05/15/2036	418,135
5,000	Kalamazoo, MI GO1	5.500	04/01/2013	5,075
30,000	Kalamazoo, MI Hospital Finance Authority (Bronson Methodist Hospital)[1]	5.250	05/15/2018	30,346
10,000	Kent County, MI Airport Facility (Kent County International Airport)[1]	5.000	01/01/2017	10,068
25,000	Kent County, MI Airport Facility (Kent County International Airport)[1]	5.000	01/01/2021	24,720
135,000	Kent County, MI Airport Facility (Kent County International Airport)[1]	5.000	01/01/2028	126,148
40,000	Lincoln Park, MI School District[1]	5.000	05/01/2026	40,110
10,000	Livingston, MI GO (Rossington County Drain District)[1]	5.900	05/01/2012	10,079
41   |   OPPENHEIMER ROCHESTER STATE SPECIFIC MUNICIPAL FUNDS

STATEMENT OF INVESTMENTS Continued
OPPENHEIMER ROCHESTER MICHIGAN MUNICIPAL FUND

Principal
Amount		Coupon	Maturity	Value

Michigan Continued
$20,000	Mackinac Island, MI Park Commission[1]	5.800%	09/01/2013	$20,115
200,000	Mackinac Island, MI Sanitary Sewer Disposal & Water Supply System[1]	5.000	03/01/2028	201,540
10,000	Macomb County, MI Hospital Finance Authority (Mt. Clemens General Hospital)	5.875	11/15/2034	9,282
45,000	Marysville, MI Public School District[1]	5.000	05/01/2022	45,123
35,000	Melvindale, MI Water Supply & Sewer[1]	5.700	06/01/2016	35,244
85,000	MI Discovery Elementary School COP (Public School Academy)[1]	8.125	10/01/2031	70,045
120,000	MI Ferris State University[1]	5.000	10/01/2028	119,998
100,000	MI George Washington Carver Public School Academy COP[1]	8.000	09/01/2017	100,043
505,000	MI George Washington Carver Public School Academy COP[1]	8.125	09/01/2030	487,820
20,000	MI Higher Education Facilities Authority (Calvin College)[1]	5.350	06/01/2013	20,314
15,000	MI Higher Education Facilities Authority (Calvin College)[1]	5.550	06/01/2017	15,241
100,000	MI Higher Education Student Loan Authority[1]	5.000	03/01/2031	91,700
25,000	MI Higher Education Student Loan Authority[1]	5.200	09/01/2010	25,735
90,000	MI Higher Education Student Loan Authority[1]	5.400	06/01/2018	90,423
20,000	MI Higher Education Student Loan Authority[1]	5.750	06/01/2013	20,037
10,000	MI Hospital Finance Authority (Central Michigan Community Hospital)	6.250	10/01/2027	10,019
15,000	MI Hospital Finance Authority (Chelsea Community Hospital)	5.375	05/15/2019	15,000
60,000	MI Hospital Finance Authority (Crittenton Hospital Medical Center)[1]	5.625	03/01/2027	60,754
350,000	MI Hospital Finance Authority (Detroit Medical Center Obligated Group)	5.250	08/15/2023	315,238
115,000	MI Hospital Finance Authority (Detroit Medical Center Obligated Group)[1]	5.250	08/15/2028	99,291
1,000,000	MI Hospital Finance Authority (Detroit Medical Center Obligated Group)[3]	5.500	08/15/2024	957,280
20,000	MI Hospital Finance Authority (Detroit Medical Center)	6.500	08/15/2018	20,008
5,000	MI Hospital Finance Authority (Detroit Medical Center)	8.125	08/15/2012	5,005
2,430,000	MI Hospital Finance Authority (Detroit Medical Group)[1]	5.250	08/15/2027	2,212,345
100,000	MI Hospital Finance Authority (Holland Community Hospital)[1]	5.500	01/01/2016	101,218
120,000	MI Hospital Finance Authority (Holland Community Hospital)[1]	5.600	01/01/2021	121,362
50,000	MI Hospital Finance Authority (Holland Community Hospital)	5.625	01/01/2028	50,041
10,000	MI Hospital Finance Authority (McLaren Health Care Corp.)	5.000	06/01/2019	10,117
25,000	MI Hospital Finance Authority (Memorial Hospital)	5.875	11/15/2021	25,453
42   |   OPPENHEIMER ROCHESTER STATE SPECIFIC MUNICIPAL FUNDS

OPPENHEIMER ROCHESTER MICHIGAN MUNICIPAL FUND

Principal
Amount		Coupon		Maturity	Value

Michigan Continued
$5,000	MI Hospital Finance Authority (Mercy Health Services)	5.250%		08/15/2027	$5,055
10,000	MI Hospital Finance Authority (Mercy Health Services)	5.375		08/15/2016	10,070
230,000	MI Hospital Finance Authority (MidMichigan Obligated Group)[1]	5.375		06/01/2027	234,858
20,000	MI Hospital Finance Authority (Oakwood Obligated Group)[1]	5.000		08/15/2026	20,092
30,000	MI Hospital Finance Authority (OHC/OUH Obligated Group)[1]	5.000		08/15/2031	29,672
80,000	MI Hospital Finance Authority (OHC/OUH Obligated Group)[1]	5.125		08/15/2025	80,536
170,000	MI Hospital Finance Authority (Pontiac Osteopathic Hospital)[1]	6.000		02/01/2024	170,017
20,000	MI Hospital Finance Authority (Port Huron Hospital/Marwood Manor Nursing Home)[1]	5.500		07/01/2015	20,044
10,000	MI Hospital Finance Authority (Sinai-Grace Hospital)	6.625		01/01/2016	10,000
160,000	MI Hospital Finance Authority (Sinai-Grace Hospital)[1]	6.700		01/01/2026	159,984
55,000	MI Hospital Finance Authority (St. John Health System)[1]	5.000		05/15/2028	55,195
5,000	MI Hospital Finance Authority (St. John Medical Center)	5.250		05/15/2026	5,007
25,000	MI Hospital Finance Authority (Trinity Health)[1]	5.375		12/01/2030	25,136
45,000	MI Hsg. Devel. Authority (BGC-II Nonprofit Hsg. Corp.)[1]	5.500		01/15/2018	45,038
15,000	MI Hsg. Devel. Authority (Breton Village Green)[1]	5.625		10/15/2018	15,014
65,000	MI Hsg. Devel. Authority (Charter Square)[1]	5.500		01/15/2021	65,038
1,200,000	MI Hsg. Devel. Authority (Deaconess Tower)	5.200		08/20/2038	1,113,744
40,000	MI Hsg. Devel. Authority (Rental Hsg.)[1]	6.100		10/01/2033	40,150
135,000	MI Hsg. Devel. Authority (Section 8 Assisted Mtg.)	7.926	[4]	04/01/2014	86,027
2,500,000	MI Hsg. Devel. Authority, Series A	5.200		06/01/2039	2,304,925
490,000	MI Hsg. Devel. Authority, Series A1	5.500		12/01/2028	507,620
750,000	MI Hsg. Devel. Authority, Series D	5.200		10/01/2042	678,068
1,000,000	MI Hsg. Devel. Authority, Series D1	5.400		10/01/2033	956,050
1,085,000	MI Job Devel. Authority Pollution Control (General Motors Corp.)[1]	5.550		04/01/2009	1,069,560
210,000	MI John Tolfree Health System Corp.[1]	5.850		09/15/2013	214,313
830,000	MI John Tolfree Health System Corp.[1]	6.000		09/15/2023	823,377
200,000	MI Landmark Academy Public School COP[1]	8.375		06/01/2031	203,550
5,000	MI Municipal Bond Authority[1]	5.000		11/01/2009	5,009
30,000	MI Municipal Bond Authority[1]	5.150		11/01/2010	30,062
5,000	MI Municipal Bond Authority[1]	5.375		11/01/2020	5,007
150,000	MI Municipal Bond Authority[1]	5.500		11/01/2027	150,060
5,000	MI Municipal Bond Authority[1]	5.650		05/01/2011	5,012
5,000	MI Municipal Bond Authority[1]	6.100		05/01/2011	5,015
43   |   OPPENHEIMER ROCHESTER STATE SPECIFIC MUNICIPAL FUNDS

STATEMENT OF INVESTMENTS Continued
OPPENHEIMER ROCHESTER MICHIGAN MUNICIPAL FUND

Principal
Amount		Coupon		Maturity	Value

Michigan Continued
$20,000	MI Municipal Bond Authority[1]	7.250%		11/01/2010	$20,080
60,000	MI New Beginnings Academy COP[1]	8.000		02/01/2032	58,527
120,000	MI Pansophia Academy COP[1]	7.000		06/01/2029	116,196
1,000,000	MI Public Educational Facilities Authority (American Montessori)[1]	6.500		12/01/2037	937,130
400,000	MI Public Educational Facilities Authority (Black River School)	5.800		09/01/2030	356,600
200,000	MI Public Educational Facilities Authority (Old Redford Academy)[1]	6.000		12/01/2035	186,610
5,000	MI Reeths-Puffer Schools[1]	5.000		05/01/2027	5,410
5,000	MI Reeths-Puffer Schools[1]	5.000		05/01/2027	5,410
2,000,000	MI State University, Series B2	2.684	[5]	02/15/2037	1,440,000
45,000	MI Strategic Fund Limited Obligation (Clark Retirement Community/Clark Retirement Community Foundation Obligated Group)[1]	5.650		09/01/2029	45,095
225,000	MI Strategic Fund Limited Obligation (Detroit Edison Company)[1]	5.450		09/01/2029	226,589
130,000	MI Strategic Fund Limited Obligation (Detroit Edison Company)[1]	5.550		09/01/2029	129,510
460,000	MI Strategic Fund Limited Obligation (Detroit Edison Company)[1]	5.650		09/01/2029	460,966
50,000	MI Strategic Fund Limited Obligation (Dow Chemical Company)[1]	5.500		12/01/2028	49,796
120,000	MI Strategic Fund Limited Obligation (Ford Motor Company), Series A1	6.550		10/01/2022	114,240
50,000	MI Strategic Fund Limited Obligation (Imperial Holly Corp.)[1]	6.250		11/01/2015	46,154
5,919,063	MI Strategic Fund Limited Obligation (Wolverine Human Services)	5.850		08/31/2027	5,399,902
1,130,000	MI Strategic Fund Pollution Control (General Motors Corp.)[1]	6.200		09/01/2020	1,042,097
245,000	MI Strategic Fund Solid Waste (S.D. Warren & Company)[1]	7.375		01/15/2022	245,956
2,000,000	MI Tobacco Settlement Finance Authority[1]	6.000		06/01/2034	1,872,420
1,000,000	MI Tobacco Settlement Finance Authority	6.000		06/01/2048	916,980
113,200,000	MI Tobacco Settlement Finance Authority	7.248	[4]	06/01/2052	4,456,684
125,000,000	MI Tobacco Settlement Finance Authority	7.500	[4]	06/01/2052	4,481,250
115,000	MI Trunk Line Dept. of Treasury[1]	5.000		11/01/2026	115,520
20,000	Monroe County, MI Water Supply[1]	5.000		05/01/2025	20,101
10,000	Mt. Pleasant, MI Tax Increment[1]	6.400		04/01/2012	10,195
20,000	Muskegon County, MI Building Authority[1]	5.625		07/01/2010	20,044
50,000	New Buffalo, MI GO1	5.300		04/01/2014	50,497
75,000	Northern MI University[1]	5.000		12/01/2025	75,209
5,000	Northern MI University[1]	5.125		12/01/2020	5,072
44   |   OPPENHEIMER ROCHESTER STATE SPECIFIC MUNICIPAL FUNDS

OPPENHEIMER ROCHESTER MICHIGAN MUNICIPAL FUND

Principal
Amount		Coupon	Maturity	Value

Michigan Continued
$25,000	Northview, MI Public Schools District[1]	5.000%	05/01/2018	$25,069
75,000	Oakland County, MI (John E. Olsen Drain District)[1]	5.900	05/01/2014	75,107
300,000	Oakland County, MI EDC (Orchard Lake Schools)[1]	5.000	09/01/2037	277,422
30,000	Oceola Township, MI Special Assessment[1]	6.000	06/01/2014	30,283
30,000	Oceola Township, MI Special Assessment[1]	6.000	06/01/2015	30,274
10,000	Ottawa County, MI Building Authority[1]	4.900	11/01/2009	10,153
490,000	Outer Drive, MI HFC (FHA Section 8—Greenhouse)[1]	6.000	01/01/2023	490,809
10,000	Oxford, MI Area Community School District[1]	5.000	05/01/2031	10,807
25,000	Oxford, MI Water[1]	5.900	07/01/2017	25,351
50,000	Plymouth, MI Educational Center Charter School (Public School Academy)[1]	5.375	11/01/2030	43,517
175,000	Plymouth, MI Educational Center Charter School (Public School Academy)[1]	5.625	11/01/2035	154,655
35,000	Pontiac, MI Sewer Disposal[1]	5.000	01/01/2010	35,771
100,000	Pontiac, MI Sewer Disposal[1]	5.750	01/01/2020	101,622
700,000	Pontiac, MI Tax Increment Finance Authority[1]	5.625	06/01/2022	676,739
115,000	Pontiac, MI Tax Increment Finance Authority[1]	6.250	06/01/2022	115,566
25,000	Portage, MI GO1	5.600	12/01/2014	25,252
55,000	Raisinville Township, MI Special Assessment District No. 8[1]	6.300	05/01/2009	55,179
55,000	Raisinville Township, MI Special Assessment District No. 8[1]	6.300	05/01/2010	55,172
30,000	Royal Oak, MI Hospital Finance Authority (William Beaumont Hospital)[1]	5.250	11/15/2035	30,038
15,000	Saginaw County, MI (Williamson Acres Drain)[1]	5.000	06/01/2018	15,088
20,000	Scio Township, MI Building Authority[1]	5.650	05/01/2016	20,224
25,000	Scio Township, MI Building Authority[1]	5.650	05/01/2017	25,278
15,000	Shiawassee County, MI (Spaulding Drain District)[1]	5.000	06/01/2016	15,062
15,000	Southfield, MI EDC (Lawrence Technological University)[1]	5.400	02/01/2018	14,592
15,000	St. Joseph, MI School District[1]	5.000	05/01/2026	15,117
10,000	Star International Academy, MI COP[1]	8.000	03/01/2033	10,366
10,000	Tittabawasee Township, MI (Downtown Devel.)[1]	7.000	05/01/2014	10,036
75,000	Troy, MI GO1	5.250	05/01/2011	75,537
35,000	Wayne County, MI Building Authority[1]	5.250	06/01/2016	35,139
25,000	Wayne, MI Charter County Airport (Detroit Metropolitan Wayne County)[1]	5.000	12/01/2019	25,056
600,000	Wayne, MI Charter County Airport (Detroit Metropolitan Wayne County)[1]	5.000	12/01/2022	586,548
1,367,000	Wayne, MI Charter County Airport (Detroit Metropolitan Wayne County)[1]	5.000	12/01/2028	1,275,124
20,000	Wayne, MI Charter County Airport (Detroit Metropolitan Wayne County)[1]	5.125	12/01/2017	20,237
45   |   OPPENHEIMER ROCHESTER STATE SPECIFIC MUNICIPAL FUNDS

STATEMENT OF INVESTMENTS Continued
OPPENHEIMER ROCHESTER MICHIGAN MUNICIPAL FUND

Principal
Amount		Coupon		Maturity	Value

Michigan Continued
$50,000	Wayne, MI Charter County Airport (Detroit Metropolitan Wayne County)[1]	5.250%		12/01/2014	$50,817
50,000	Wayne, MI Charter County Airport (Detroit Metropolitan Wayne County)[1]	5.250		12/01/2017	51,664
110,000	Wayne, MI Charter County Airport (Detroit Metropolitan Wayne County)[1]	5.250		12/01/2018	111,231
1,000,000	Wayne, MI Charter County Airport (Detroit Metropolitan Wayne County)[1]	5.250		12/01/2022	1,001,170
5,000	Webberville, MI Water Supply & Wastewater Treatment[1]	6.500		11/01/2018	5,005
30,000	West Ottawa, MI Public School District[1]	5.600		05/01/2021	30,097
20,000	West Ottawa, MI Public School District[1]	5.600		05/01/2026	20,065

					53,658,353

U.S. Possessions—29.4%
30,000	Guam Government Waterworks Authority and Wastewater System[1]	6.000		07/01/2025	29,727
1,000,000	Puerto Rico Aqueduct & Sewer Authority[1]	0.000	[6]	07/01/2024	840,470
1,000,000	Puerto Rico Aqueduct & Sewer Authority	6.000		07/01/2038	1,022,160
1,250,000	Puerto Rico Aqueduct & Sewer Authority	6.000		07/01/2044	1,277,700
1,000,000	Puerto Rico Electric Power Authority, Series UU3,7	3.868	[5]	07/01/2031	700,000
685,000	Puerto Rico HFC, Series B1	5.300		12/01/2028	673,965
5,000	Puerto Rico Highway & Transportation Authority[1]	5.000		07/01/2028	4,702
60,000	Puerto Rico Highway & Transportation Authority, Series G	5.000		07/01/2042	54,620
15,000	Puerto Rico IMEPCF (American Airlines)[1]	6.450		12/01/2025	13,132
25,000	Puerto Rico Infrastructure	5.000		07/01/2041	22,607
260,000	Puerto Rico Infrastructure (Mepsi Campus)	5.600		10/01/2014	259,511
700,000	Puerto Rico Infrastructure (Mepsi Campus)	6.250		10/01/2024	680,036
1,855,000	Puerto Rico Infrastructure (Mepsi Campus)	6.500		10/01/2037	1,778,871
150,000	Puerto Rico ITEMECF (Ana G. Mendez University)[1]	5.000		03/01/2036	125,807
60,000	Puerto Rico ITEMECF (Ana G. Mendez University)[1]	5.375		02/01/2019	59,461
20,000	Puerto Rico ITEMECF (Ana G. Mendez University)[1]	5.500		12/01/2031	18,330
115,000	Puerto Rico ITEMECF (Mennonite General Hospital)[1]	6.500		07/01/2012	114,418
25,000	Puerto Rico ITEMECF (Mennonite General Hospital)[1]	6.500		07/01/2026	23,658
75,000	Puerto Rico ITEMECF (San Lucas & Cristo Redentor Hospitals)[1]	5.750		06/01/2029	63,160
950,000	Puerto Rico Port Authority (American Airlines), Series A1	6.250		06/01/2026	795,616
410,000	Puerto Rico Port Authority (American Airlines), Series A	6.300		06/01/2023	350,762
15,000	Puerto Rico Public Buildings Authority[1]	5.125		07/01/2024	14,588
7,500,000	Puerto Rico Sales Tax Financing Corp., Series A2	3.100	[5]	08/01/2057	5,325,000

					14,248,301
46   |   OPPENHEIMER ROCHESTER STATE SPECIFIC MUNICIPAL FUNDS

OPPENHEIMER ROCHESTER MICHIGAN MUNICIPAL FUND

Value

Total Investments, at Value (Cost $74,081,720)—140.0%	$67,906,654

Liabilities in Excess of Other Assets—(40.0)	(19,392,158)

Net Assets—100.0%	$48,514,496

Footnotes to Statement of Investments

1.	All or a portion of the security has been segregated for collateral to cover borrowings. See Note 6 of accompanying Notes.

2.	Security represents the underlying municipal bond on an inverse floating rate security. The bond was purchased by the Fund and subsequently segregated and transferred to a trust. See Note 1 of accompanying Notes.

3.	When-issued security or delayed delivery to be delivered and settled after March 31, 2008. See Note 1 of accompanying Notes.

4.	Zero coupon bond reflects effective yield on the date of purchase.

5.	Represents the current interest rate for a variable or increasing rate security.

6.	Denotes a step bond: a zero coupon bond that converts to a fixed or variable interest rate at a designated future date.

7.	Illiquid security. The aggregate value of illiquid securities as of March 31, 2008 was $700,000, which represents 1.44% of the Fund’s net assets. See Note 5 of accompanying Notes.
To simplify the listings of securities, abbreviations are used per the table below:

COP	Certificates of Participation	ITEMECF	Industrial, Tourist, Educational, Medical
EDC	Economic Devel. Corp.		and Environmental Community Facilities
FHA	Federal Housing Agency/Authority	OHC	Oakwood Hospital Corp.
GO	General Obligation	OUH	Oakwood United Hospitals
HFC	Housing Finance Corp.	ROLs	Residual Option Longs
IMEPCF	Industrial, Medical and Environmental
Pollution Control Facilities
See accompanying Notes to Financial Statements.
47   |   OPPENHEIMER ROCHESTER STATE SPECIFIC MUNICIPAL FUNDS

STATEMENT OF INVESTMENTS March 31, 2008
OPPENHEIMER ROCHESTER OHIO MUNICIPAL FUND

Principal
Amount		Coupon		Maturity	Value

Municipal Bonds and Notes—129.4%
Ohio—94.3%
$40,000	Adams County, OH Valley Local School District[1]	5.250%		12/01/2021	$40,050
15,000	Akron, OH Bath Copley Joint Township Hospital District (Summa Health System)[1]	5.375		11/15/2018	15,169
15,000	Allen County, OH Industrial Devel. Revenue (Kmart Corp.)[1]	6.750		11/15/2008	15,040
35,000	Ashland County, OH Health Care Facilities (Good Shepherd Home for the Aged)[1]	6.050		12/15/2019	33,490
25,000	Ashland County, OH Multifamily Mtg. (Ashland Assisted Living)[1]	8.000		11/01/2029	24,165
10,000	Athens County, OH Community Mental Health (Kevin Coleman Foundation/Mahoning County Chemical Obligated Group)[1]	6.000		03/01/2013	10,051
25,000	Athens County, OH Multifamily (Athens Health Partners)[1]	7.000		09/01/2013	24,402
10,000	Auglaize County, OH (Lake Pleasant Central School)[1]	7.000		12/01/2011	10,039
100,000	Blue Ash, OH Tax Increment Financing (Duke Realty)[1]	5.000		12/01/2035	89,794
250,000	Bristol, OH Local School District[1]	5.250		12/01/2020	252,853
1,360,000	Buckeye, OH Tobacco Settlement Financing Authority (TASC)[1]	5.125		06/01/2024	1,272,538
7,000,000	Buckeye, OH Tobacco Settlement Financing Authority (TASC)	5.875		06/01/2047	6,194,720
5,000,000	Buckeye, OH Tobacco Settlement Financing Authority (TASC)	6.500		06/01/2047	4,850,000
53,300,000	Buckeye, OH Tobacco Settlement Financing Authority (TASC)	7.501	[2]	06/01/2052	1,815,398
5,000	Canal Winchester, OH GO1	6.000		11/15/2013	5,021
2,980,000	Centerville, OH Health Care (Bethany Lutheran Village)	5.750		11/01/2022	2,772,562
60,000	Clermont County, OH Hospital Facilities (Mercy Health System)[1]	5.625		09/01/2021	61,279
140,000	Cleveland, OH Airport (Continental Airlines)[1]	5.375		09/15/2027	110,096
5,000	Cleveland, OH Airport (Continental Airlines)[1]	5.500		12/01/2008	4,955
275,000	Cleveland, OH Airport (Continental Airlines)[1]	5.700		12/01/2019	237,405
425,000	Cleveland, OH Rock Glen Hsg. Assistance Corp. (Ambleside Apartments)[1]	7.000		06/01/2018	431,371
225,000	Cleveland-Cuyahoga County, OH Port Authority (Myers University)[1]	5.600		05/15/2025	217,184
150,000	Cleveland-Cuyahoga County, OH Port Authority (Perrysburg)[1]	4.800		11/15/2035	121,800
115,000	Cleveland-Cuyahoga County, OH Port Authority (Port Cleveland)[1]	5.750		05/15/2020	113,366
360,000	Cleveland-Cuyahoga County, OH Port Authority (Port Cleveland)[1]	5.800		05/15/2027	334,354
5,000	Coldwater Village, OH School District[1]	5.350		12/01/2011	5,021
20,000	Columbus, OH Regional Airport Authority[1]	5.000		11/20/2035	18,191
1,250,000	Columbus-Franklin County, OH Finance Authority, Series A1	6.000		05/15/2035	1,189,763
48   |   OPPENHEIMER ROCHESTER STATE SPECIFIC MUNICIPAL FUNDS

OPPENHEIMER ROCHESTER OHIO MUNICIPAL FUND

Principal
Amount		Coupon	Maturity	Value

Ohio Continued
$100,000	Cuyahoga County, OH Health Care Facilities (Menorah Park Center for Senior Living)[1]	6.600%	02/15/2018	$99,992
70,000	Cuyahoga County, OH Health Care Facilities (Senior Living Bet Moshev Zekenim)[1]	6.700	08/15/2028	69,007
25,000	Cuyahoga County, OH Health Care Facilities (Senior Living Bet Moshev Zekenim)[1]	6.800	02/15/2035	24,872
45,000	Cuyahoga County, OH Hospital (Cleveland Clinic)[1]	5.125	01/01/2029	45,508
35,000	Cuyahoga County, OH Hospital (Metro Health System)[1]	5.125	02/15/2013	35,411
25,000	Cuyahoga County, OH Hospital (Metro Health System)[1]	5.125	02/15/2015	25,293
35,000	Cuyahoga County, OH Hospital (Metro Health System)[1]	5.125	02/15/2017	35,411
105,000	Cuyahoga County, OH Hospital (Metro Health System)[1]	5.250	02/15/2019	106,167
10,000	Cuyahoga County, OH Hospital (Metro Health System)[1]	5.375	02/15/2012	10,120
325,000	Cuyahoga County, OH Hospital (Metro Health System)[1]	5.500	02/15/2027	328,565
10,000	Cuyahoga County, OH Hospital (W.O. Walker Center)[1]	5.000	01/01/2023	10,065
1,290,000	Cuyahoga County, OH Hospital Facilities (Canton)	7.500	01/01/2030	1,384,054
10,000	Cuyahoga County, OH Hospital Facilities (UHHS-CSAHS- Cuyahoga/CSAHS-UHHS-Canton Obligated Group)[1]	6.750	01/01/2010	10,420
55,000	Cuyahoga County, OH Hsg. (Rockefeller Park)[1]	5.750	01/20/2029	54,527
85,000	Cuyahoga County, OH Mtg. (Osborn Apartments)[1]	5.350	05/20/2018	85,046
3,000,000	Cuyahoga County, OH Multifamily (Allerton Apartments)	5.400	08/20/2048	2,715,240
50,000	Cuyahoga County, OH Multifamily (Livingston Park)[1]	5.350	09/20/2027	48,609
25,000	Cuyahoga County, OH Utility System (The Medical Center Company)[1]	5.800	08/15/2009	25,098
30,000	Cuyahoga County, OH Utility System (The Medical Center Company)[1]	5.850	08/15/2010	30,119
225,000	Dayton, OH Airport (James M. Cox)[1]	5.250	12/01/2023	224,746
120,000	Dayton, OH Airport (James M. Cox)[1]	5.350	12/01/2032	114,769
75,000	Dayton, OH City School District (Administrative Facility)[1]	5.150	12/01/2023	76,013
75,000	Dayton, OH Special Facilities (EAFC/EWA Obligated Group)[1]	5.625	02/01/2018	76,586
200,000	Deerfield, OH Township Tax Increment[1]	5.000	12/01/2025	189,424
25,000	Delaware County, OH Library District[1]	5.300	11/01/2010	25,053
100,000	Erie County, OH Hospital Facilities (Firelands Regional Medical Center)	5.500	08/15/2022	101,759
265,000	Fairfield County, OH Hospital Improvement (Lancaster-Fairfield Community Hospital)	5.500	06/15/2021	266,765
25,000	Finneytown, OH Local School District[1]	5.800	12/01/2024	25,540
10,000	Franklin County, OH Health Care Facilities (Friendship Village of Columbus)[1]	5.250	08/15/2018	9,074
55,000	Franklin County, OH Health Care Facilities (Friendship Village of Columbus)[1]	5.375	08/15/2028	47,839
49   |   OPPENHEIMER ROCHESTER STATE SPECIFIC MUNICIPAL FUNDS

STATEMENT OF INVESTMENTS Continued
OPPENHEIMER ROCHESTER OHIO MUNICIPAL FUND

Principal
Amount		Coupon	Maturity	Value

Ohio Continued
$15,000	Franklin County, OH Health Care Facilities (Friendship Village of Columbus)[1]	5.375%	08/15/2028	$13,047
5,000	Franklin County, OH Health Care Facilities (Ohio Presbyterian Retirement Services)[1]	5.400	07/01/2010	5,068
10,000	Franklin County, OH Health Care Facilities (Ohio Presbyterian Retirement Services)[1]	5.500	07/01/2011	10,103
15,000	Franklin County, OH Health Care Facilities (Ohio Presbyterian Retirement Services)[1]	5.500	07/01/2017	14,801
20,000	Franklin County, OH Industrial Devel. (FMC Corp.)[1]	7.125	10/01/2009	20,142
80,000	Franklin County, OH Mtg. (Briggs/Wedgewood Assoc.)[1]	5.550	11/20/2017	81,334
20,000	Franklin County, OH Mtg. (Briggs/Wedgewood Assoc.)[1]	5.650	11/20/2022	20,060
55,000	Franklin County, OH Mtg. (Gateway Apartment Homes)[1]	5.800	12/20/2028	55,865
160,000	Franklin County, OH Mtg. (Villas at St. Therese)[1]	5.500	07/01/2021	160,219
35,000	Franklin County, OH Multifamily Hsg, (Country Ridge Apartments)[1]	5.750	10/20/2017	35,708
25,000	Franklin County, OH Multifamily Hsg. (Hamilton Creek)[1]	5.550	07/01/2024	24,998
10,000	Franklin County, OH Multifamily Hsg. (Tuttle Park)[1]	5.950	03/01/2016	10,405
25,000	Franklin County, OH Multifamily Hsg. (Tuttle Park)[1]	6.500	03/01/2026	25,701
40,000	Franklin County, OH Revenue (New Lincoln Lodge)[1]	6.850	02/01/2035	41,432
250,000	Glenwillow Village, OH GO1	5.000	12/01/2026	260,698
225,000	Glenwillow Village, OH GO1	5.875	12/01/2024	239,699
197,500	Greene County, OH Economic Devel. (YMCA)[1]	6.000	12/01/2023	180,547
25,000	Greene County, OH University Hsg. (Central State University)[1]	5.000	09/01/2016	23,930
55,000	Greene County, OH University Hsg. (Central State University)[1]	5.100	09/01/2035	43,134
55,000	Greene County, OH University Hsg. (Central State University)[1]	5.375	09/01/2022	50,102
35,000	Greene County, OH University Hsg. (Central State University)[1]	5.625	09/01/2032	30,280
2,500,000	Grove City, OH Tax Increment Financing	5.375	12/01/2031	2,032,050
10,000	Hamilton County, OH Hospital Facilities (Children’s Hospital Medical Center)[1]	5.000	05/15/2013	10,017
49,000	Heath City, OH School District[1]	6.375	12/01/2027	50,469
250,000	Huron County, OH Hospital Facilities (Fisher-Titus)[1]	5.250	12/01/2037	237,390
1,775,000	Jeffrey Place, OH New Community Authority (Jeffrey Place Redevel.)	5.000	12/01/2032	1,435,869
10,000	Lake County, OH Hospital Facilities (Lake Hospital System)[1]	5.000	08/15/2023	10,220
20,000	Lake County, OH Sewer District Improvements[1]	6.250	12/01/2014	20,065
5,000	Lakewood, OH GO1	5.125	12/01/2017	5,129
85,000	Lorain County, OH Elderly Hsg. Corp. (Harr Plaza)[1]	6.375	07/15/2019	87,550
10,000	Lorain County, OH Health Care Facilities (Kenal at Oberlin)[1]	5.250	02/01/2021	9,990
10,000	Lorain County, OH Hospital (Catholic Healthcare Partners)[1]	5.375	10/01/2030	10,042
50   |   OPPENHEIMER ROCHESTER STATE SPECIFIC MUNICIPAL FUNDS

OPPENHEIMER ROCHESTER OHIO MUNICIPAL FUND

Principal
Amount		Coupon	Maturity	Value

Ohio Continued
$645,000	Lorain County, OH Hospital (Catholic Healthcare Partners)	5.500%	09/01/2027	$656,481
75,000	Lorain County, OH Hospital (Catholic Healthcare Partners)[1]	5.625	09/01/2014	76,667
20,000	Lorain County, OH Hospital (Catholic Healthcare Partners)[1]	5.625	09/01/2016	20,446
15,000	Lorain County, OH Hospital (Catholic Healthcare Partners)[1]	5.625	09/01/2017	15,335
215,000	Lorain County, OH Port Authority (Alumalloy LLC)[1]	6.000	11/15/2025	198,174
20,000	Lorain, OH GO1	5.650	12/01/2015	20,098
40,000	Lorain, OH Sewer System[1]	5.400	04/01/2009	40,103
225,000	Lucas County, OH GO1	6.500	12/01/2016	227,972
90,000	Lucas County, OH Hospital (Toledo Hospital/Flower Hospital/Promedica Continuing Care Services Corp. Obligated Group)[1]	5.375	11/15/2023	91,040
10,000	Madison County, OH Multifamily Hsg. (Madison Health Partners)[1]	8.500	02/01/2027	9,855
80,000	Mahoning County, OH Hospital Facilities (Forum Health Obligated Group)[1]	5.000	11/15/2025	80,045
735,000	Mahoning County, OH Hospital Facilities (Forum Health Obligated Group)[1]	6.000	11/15/2032	652,754
170,000	Marblehead, OH GO (Island View Waterline)[1]	5.250	12/01/2026	174,874
5,000	Medina, OH City School District[1]	5.000	12/01/2018	5,039
50,000	Meigs County, OH Industrial Devel. Revenue (Meigs Convalescent)[1]	8.250	12/01/2016	50,595
15,000	Miami County, OH Multifamily Hsg. (Terrace Ridge Apartments)[1]	6.900	12/01/2008	15,049
60,000	Montgomery County, OH Multifamily Hsg. (Creekside Villas)[1]	6.000	09/01/2031	60,206
100,000	Montgomery County, OH Sewer (Greater Moraine-Beaver Creek)[1]	5.600	09/01/2011	101,165
120,000	Muskingum County, OH Hospital Facilities (BHA/Careserve/
	PP/SSNH/BHC/BCG/Carelife/BCC Obligated Group)[1]	5.400	12/01/2016	121,206
120,000	Muskingum County, OH Hospital Facilities (FSCCHM)[1]	5.375	02/15/2012	120,256
325,000	New Carlisle, OH (Twin Creek)[1]	6.125	11/01/2026	350,717
30,000	North Canton, OH Health Care Facilities (Waterford at St. Luke)[1]	5.800	11/15/2028	26,591
700,000	OH Air Quality Devel. Authority (Fostoria Ethanol)[1]	8.500	02/01/2020	670,383
355,000	OH Air Quality Devel. Authority (JMG Funding)[1]	5.625	10/01/2022	356,314
805,000	OH Air Quality Devel. Authority (JMG Funding)[1]	5.625	01/01/2023	807,592
700,000	OH Air Quality Devel. Authority (Marion Ethanol)[1]	8.500	02/01/2020	670,383
5,000	OH Capital Corp. for Hsg. (Section 8 Asst. Hsg.)[1]	6.000	07/01/2015	5,007
110,000	OH Dept. Administrative Services[1]	5.000	06/15/2023	110,545
200,000	OH Economic Devel. (Astro Instrumentation)[1]	5.450	06/01/2022	204,286
15,000	OH Economic Devel. (Ohio Enterprise Bond Fund)[1]	5.150	12/01/2017	15,691
51   |   OPPENHEIMER ROCHESTER STATE SPECIFIC MUNICIPAL FUNDS

STATEMENT OF INVESTMENTS Continued
OPPENHEIMER ROCHESTER OHIO MUNICIPAL FUND

Principal
Amount		Coupon	Maturity	Value

Ohio Continued
$35,000	OH Environmental Facilities (Ford Motor Company)[1]	5.950%	09/01/2029	$30,445
65,000	OH Environmental Facilities (Ford Motor Company)[1]	6.150	06/01/2030	58,581
5,000	OH Federal Hocking Local School District[1]	6.375	12/01/2018	5,009
180,000	OH Greater Cincinnati Elderly Hsg. Finance Corp. (Cambridge Apartments)[1]	6.600	08/01/2025	186,277
260,000	OH HFA[1]	5.250	09/01/2030	267,306
15,000	OH HFA (Beehive/Doan Obligated Group)[1]	5.950	01/15/2026	15,149
2,000,000	OH HFA (Michaelmas Apartments)	5.600	10/20/2042	1,873,420
10,000	OH HFA (Oakleaf Village)[1]	5.700	09/01/2026	10,004
40,000	OH HFA (Residential Mtg.)[1]	5.350	09/01/2018	40,411
80,000	OH HFA (Residential Mtg.)[1]	5.400	09/01/2029	77,849
45,000	OH HFA (Residential Mtg.)[1]	5.550	09/01/2019	46,242
5,000	OH HFA (Single Family Mtg.)[1]	5.750	04/01/2016	5,007
135,000	OH HFA (Wind River Apartments)[1]	5.550	11/01/2018	136,331
20,000	OH HFA (Wind River Apartments)[1]	5.650	05/01/2032	20,001
15,000	OH HFA, Series A-1[1]	5.400	09/01/2029	14,597
1,895,000	OH HFA, Series D1	5.450	09/01/2031	1,943,455
30,000	OH Higher Educational Facility (Xavier University)[1]	5.350	11/01/2008	30,076
200,000	OH Pollution Control (General Motors Corp.)[1]	5.625	03/01/2015	185,266
850,000	OH Port Authority of Columbiana Solid Waste (A&L Salvage)[3]	14.500	07/01/2028	596,870
100,000	OH Port Authority of Columbiana Solid Waste (Liberty Waste Transportation)[1]	7.125	08/01/2025	98,454
2,000,000	OH RiverSouth Authority (Lazarus Building Redevel.)[1]	5.750	12/01/2027	1,897,240
50,000	OH Sewage & Solid Waste Disposal (Anheuser Busch)[1]	6.000	07/01/2035	51,181
195,000	OH Solid Waste (General Motors Corp.)[1]	6.300	12/01/2032	171,914
600,000	OH Solid Waste Disposal (USG Corp.)[1]	5.600	08/01/2032	524,160
950,000	OH Solid Waste Disposal (USG Corp.)[1]	5.650	03/01/2033	834,547
215,000	OH Solid Waste Disposal (USG Corp.)[1]	6.050	08/01/2034	198,918
50,000	OH University of Cincinnati General Receipts[1]	5.100	06/01/2009	50,226
1,110,000	OH Water Devel. Authority (General Motors Corp.)	5.900	06/15/2008	1,106,914
250,000	OH Western Reserve Port Authority Solid Waste Facility (Central Waste)[1]	6.350	07/01/2027	229,668
500,000	Orange Village, OH GO1	5.500	12/01/2027	517,315
390,000	Orange Village, OH GO (Chagrin)[1]	5.250	12/01/2024	398,689
320,000	Parma, OH GO1	5.000	12/01/2026	321,795
50,000	Pike County, OH Hospital Facilities (Pike Health Services)[1]	6.750	07/01/2017	50,008
15,000	Pleasant, OH Local School District[1]	5.100	12/01/2018	15,018
225,000	Port of Greater Cincinnati, OH Devel. Authority (Public Parking Infrastructure)[1]	6.400	02/15/2034	216,333
52   |   OPPENHEIMER ROCHESTER STATE SPECIFIC MUNICIPAL FUNDS

OPPENHEIMER ROCHESTER OHIO MUNICIPAL FUND

Principal
Amount		Coupon	Maturity	Value

Ohio Continued
$10,000	Ravenna, OH GO1	6.300%	02/01/2013	$10,025
130,000	Reynoldsburg, OH Health Care Facilities (Wesley Ridge)	6.150	10/20/2038	132,826
25,000	Scioto County, OH Marine Terminal Facility (Norfolk & Western Railway Company)[1]	5.300	08/15/2013	25,503
20,000	Seven Hills, OH GO1	6.250	12/01/2020	21,392
20,000	Sheffield, OH GO1	7.250	12/01/2011	20,047
5,000	Springboro, OH Special Assessment[1]	6.250	12/01/2014	5,116
25,000	Springboro, OH Special Assessment (Pioneer Blvd.)[1]	6.350	12/01/2014	25,054
15,000	Stark County, OH Health Care Facilities (Rose Lane)[1]	5.400	07/20/2028	15,089
35,000	Toledo, OH GO1	6.350	12/01/2025	35,481
60,000	Toledo, OH Multifamily Hsg. (Commodore Perry)[1]	5.400	12/01/2023	59,588
95,000	Toledo, OH Multifamily Hsg. (Commodore Perry)[1]	5.450	12/01/2028	91,739
5,000	Toledo, OH Multifamily Hsg. (Hillcrest Apartments)[1]	5.250	12/01/2018	5,028
130,000	Toledo, OH Multifamily Hsg. (Hillcrest Apartments)[1]	5.300	12/01/2028	122,968
2,040,000	Toledo-Lucas County, OH Convention & Visitor’s Bureau[1]	5.700	10/01/2015	2,065,296
10,000	Toledo-Lucas County, OH Convention & Visitors Bureau (Convention Center)[1]	5.500	10/01/2010	10,122
370,000	Toledo-Lucas County, OH Port Authority[1]	5.500	05/15/2020	335,509
2,680,000	Toledo-Lucas County, OH Port Authority (Crocker Park)	5.375	12/01/2035	2,453,299
295,000	Toledo-Lucas County, OH Port Authority (Northwest Ohio)[1]	5.125	11/15/2025	263,302
150,000	Toledo-Lucas County, OH Port Authority (Northwest Ohio)[1]	5.400	05/15/2019	144,944
1,000,000	Toledo-Lucas County, OH Port Authority (Northwest Ohio)[1]	6.000	11/15/2027	929,760
50,000	Toledo-Lucas County, OH Port Authority (Northwest Ohio)[1]	6.375	11/15/2032	49,536
170,000	Toledo-Lucas County, OH Port Authority (Preston)[1]	4.800	11/15/2035	139,966
1,000,000	Toledo-Lucas County, OH Port Authority (Town Square at Levis Commons)[1]	5.400	11/01/2036	916,490
1,120,000	Trumball County, OH Multifamily Hsg. (Royal Mall Apartments)	5.000	05/20/2049	970,827
3,000,000	Tuscarawas County, OH (Union Hospital Assoc.)[4]	6.500	10/01/2021	3,003,030
10,000	Warren, OH Waterworks[1]	5.000	11/01/2022	10,097
40,000	Waynesville, OH Health Care Facilities (Quaker Heights)[1]	5.600	02/20/2032	40,666
25,000	Zanesville-Muskingum County, OH Port Authority (Anchor Glass Container Corp.)[1]	10.250	12/01/2008	25,055

				61,934,533

U.S. Possessions—35.1%
250,000	Northern Mariana Islands Commonwealth, Series A1	5.000	06/01/2030	208,955
2,500,000	Puerto Rico Aqueduct & Sewer Authority	6.000	07/01/2044	2,555,400
10,000	Puerto Rico Commonwealth GO1	5.125	07/01/2031	9,435
53   |   OPPENHEIMER ROCHESTER STATE SPECIFIC MUNICIPAL FUNDS

STATEMENT OF INVESTMENTS Continued
OPPENHEIMER ROCHESTER OHIO MUNICIPAL FUND

Principal
Amount		Coupon		Maturity	Value

U.S. Possessions Continued
$4,000,000	Puerto Rico Electric Power Authority, Series UU4,5	3.868%[6]		07/01/2031	$2,800,006
25,000	Puerto Rico HFC[1]	5.100		12/01/2018	25,097
60,000	Puerto Rico HFC (Homeowner Mtg.)[1]	5.200		12/01/2032	60,814
5,000	Puerto Rico Highway & Transportation Authority, Series G	5.000		07/01/2042	4,552
90,000	Puerto Rico IMEPCF (American Airlines)[1]	6.450		12/01/2025	78,792
275,000	Puerto Rico Infrastructure (Mepsi Campus)[1]	5.600		10/01/2014	274,483
765,000	Puerto Rico Infrastructure (Mepsi Campus)[1]	6.250		10/01/2024	743,182
2,120,000	Puerto Rico Infrastructure (Mepsi Campus)[1]	6.500		10/01/2037	2,032,995
1,580,000	Puerto Rico ITEMECF (Ana G. Mendez University)[1]	5.375		02/01/2019	1,565,812
50,000	Puerto Rico ITEMECF (Hospital Auxilio Mutuo)[1]	5.500		07/01/2017	50,856
190,000	Puerto Rico ITEMECF (Hospital Auxilio Mutuo)[1]	5.500		07/01/2026	191,626
20,000	Puerto Rico ITEMECF (Hospital Auxilio Mutuo)[1]	6.250		07/01/2016	20,058
10,000	Puerto Rico ITEMECF (Mennonite General Hospital)[1]	6.500		07/01/2012	9,949
75,000	Puerto Rico ITEMECF (San Lucas & Cristo Redentor Hospitals)[1]	5.750		06/01/2029	63,160
30,000	Puerto Rico Municipal Finance Agency, Series A1	5.500		07/01/2017	30,516
585,000	Puerto Rico Port Authority (American Airlines), Series A1	6.250		06/01/2026	489,932
1,500,000	Puerto Rico Port Authority (American Airlines), Series A	6.300		06/01/2023	1,283,325
100,000	Puerto Rico Port Authority, Series D	6.000		07/01/2021	100,374
40,000	Puerto Rico Port Authority, Series D1	7.000		07/01/2014	40,208
15,000	Puerto Rico Public Buildings Authority[1]	5.125		07/01/2024	14,588
11,000,000	Puerto Rico Sales Tax Financing Corp., Series A5	3.100	[6]	08/01/2057	7,810,000
2,000,000	V.I. Public Finance Authority (Hovensa Refinery)[1]	4.700		07/01/2022	1,703,600
335,000	V.I. Public Finance Authority (Hovensa Refinery)[1]	6.125		07/01/2022	333,861
25,000	V.I. Public Finance Authority, Series A1	5.500		10/01/2022	25,244
500,000	V.I. Public Finance Authority, Series A1	5.625		10/01/2025	502,365
50,000	V.I. Water & Power Authority[1]	5.300		07/01/2021	48,311

					23,077,496

Total Investments, at Value (Cost $93,354,078)—129.4%					85,012,029

Liabilities in Excess of Other Assets—(29.4)					(19,332,034)

Net Assets—100.0%					$65,679,995

54   |   OPPENHEIMER ROCHESTER STATE SPECIFIC MUNICIPAL FUNDS

OPPENHEIMER ROCHESTER OHIO MUNICIPAL FUND
Footnotes to Statement of Investments

1.	All or a portion of the security has been segregated for collateral to cover borrowings. See Note 6 of accompanying Notes.

2.	Zero coupon bond reflects effective yield on the date of purchase.

3.	Issue is in default. See Note 1 of accompanying Notes.

4.	When-issued security or delayed delivery to be delivered and settled after March 31, 2008. See Note 1 of accompanying Notes.

5.	Security represents the underlying municipal bond on an inverse floating rate security. The bond was purchased by the Fund and subsequently segregated and transferred to a trust. See Note 1 of accompanying Notes.

6.	Represents the current interest rate for a variable or increasing rate security.
To simplify the listings of securities, abbreviations are used per the table below:

BCC	Bethesda Company Care, Inc.	HFC	Housing Finance Corp.
BCG	Bethesda Care Givers	IMEPCF	Industrial, Medical and Environmental
BHA	Bethesda Hospital Assoc.		Pollution Control Facilities
BHC	Bethesda Home Care	ITEMECF	Industrial, Tourist, Educational, Medical
CSAHS	The Sisters of Charity of St. Augustine		and Environmental Community Facilities
	Health System	PP	Professionals PRN, Inc.
EAFC	Emery Air Freight Corp.	ROLs	Residual Option Longs
EWA	Emery Worldwide Airlines	SSNH	Sunny Slope Nursing Home
FSCCHM	Franciscan Sisters of Christian Charity	TASC	Tobacco Settlement Asset-Backed Bonds
	Healthcare Ministry	UHHS	University Hospitals Health System
GO	General Obligation	V.I.	United States Virgin Islands
HFA	Housing Finance Agency	YMCA	Young Men’s Christian Assoc.
See accompanying Notes to Financial Statements.
55   |   OPPENHEIMER ROCHESTER STATE SPECIFIC MUNICIPAL FUNDS

STATEMENTS OF ASSETS AND LIABILITIES

	Oppenheimer	Oppenheimer
	Rochester	Rochester
	Michigan	Ohio
	Municipal	Municipal
March 31, 2008	Fund	Fund

Assets

Investments, at cost	$74,081,720	$93,354,078

Investments, at value	$67,906,654	$85,012,029
Cash	197,838	249,688
Receivables and other assets:
Investments sold*	3,869,474	5,236,924
Interest	927,845	1,511,856
Shares of beneficial interest sold	285,017	885,109
Due from Manager	770	112
Other	1,721	3,637

Total assets	73,189,319	92,899,355

Liabilities

Payables and other liabilities:
Payable on borrowings (See Note 6)	14,400,000	7,700,000
Payable for short-term floating rate notes issued (See Note 1)	5,500,000	8,355,000
Investments purchased**	4,610,314	10,728,270
Shares of beneficial interest redeemed	30,398	262,568
Dividends	47,158	63,350
Interest expense on borrowings	33,165	34,607
Distribution and service plan fees	17,190	33,185
Trustees’ compensation	1,694	4,092
Shareholder communications	3,038	1,402
Transfer and shareholder servicing agent fees	969	2,405
Other	30,897	34,481

Total liabilities	24,674,823	27,219,360

Net Assets	$48,514,496	$65,679,995

Composition of Net Assets

Par value of shares of beneficial interest	$3,976	$5,760
Additional paid-in capital	55,182,455	75,575,680
Accumulated net investment income	593,267	351,360
Accumulated net realized loss on investments	(1,090,136)	(1,910,756)
Net unrealized depreciation on investments	(6,175,066)	(8,342,049)

Net Assets	$48,514,496	$65,679,995

* Investments sold on a when-issued or delayed delivery basis	$—	$2,849,505
**Investments purchased on a when-issued or delayed delivery basis	$1,749,196	$6,158,626
56   |   OPPENHEIMER ROCHESTER STATE SPECIFIC MUNICIPAL FUNDS

	Oppenheimer	Oppenheimer
	Rochester	Rochester
	Michigan	Ohio
	Municipal	Municipal
	Fund	Fund

Net Asset Value Per Share

Class A Shares:
Net asset value and redemption price per share (based on net assets and shares of beneficial interest outstanding)
Net assets	$40,660,029	$47,326,464
Shares of beneficial interest outstanding	3,331,449	4,149,450
Per share	$12.20	$11.41
Maximum offering price per share (net asset value plus sales charge of 4.75% of offering price)	$12.81	$11.98

Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets and shares of beneficial interest outstanding)
Net assets	$918,201	$2,315,489
Shares of beneficial interest outstanding	75,239	203,118
Per share	$12.20	$11.40

Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets and shares of beneficial interest outstanding)
Net assets	$6,936,266	$16,038,042
Shares of beneficial interest outstanding	568,883	1,407,757
Per share	$12.19	$11.39
See accompanying Notes to Financial Statements.
57   |   OPPENHEIMER ROCHESTER STATE SPECIFIC MUNICIPAL FUNDS

STATEMENTS OF OPERATIONS

	Oppenheimer	Oppenheimer
	Rochester	Rochester
	Michigan	Ohio
	Municipal	Municipal
For the Year Ended March 31, 2008	Fund	Fund

Investment Income

Interest	$3,068,984	$3,679,123

Expenses

Management fees	222,281	293,977
Distribution and service plan fees:
Class A	36,338	67,416
Class B	8,016	18,720
Class C	57,486	118,523
Transfer and shareholder servicing agent fees:
Class A	5,321	12,839
Class B	908	1,426
Class C	3,485	7,421
Shareholder communications:
Class A	8,773	10,057
Class B	1,627	1,665
Class C	3,206	3,290
Interest expense on borrowings	438,397	395,838
Interest expense and fees on short-term floating rate notes issued (See Note 1)	274,878	388,998
Legal, auditing and other professional fees	42,910	45,958
Custodian fees and expenses	2,938	5,879
Trustees’ compensation	1,372	1,729
Other	39,901	38,101

Total expenses	1,147,837	1,411,837
Less reduction to custodian expenses	(1,287)	(1,474)
Less waivers and reimbursements of expenses	(499,981)	(490,768)

Net expenses	646,569	919,595

Net Investment Income	2,422,415	2,759,528

Realized and Unrealized Loss

Net realized loss on investments	(1,089,782)	(1,904,894)
Net change in unrealized depreciation on investments	(6,543,490)	(8,737,064)

Net Decrease in Net Assets Resulting from Operations	$(5,210,857)	$(7,882,430)

See accompanying Notes to Financial Statements.
58   |   OPPENHEIMER ROCHESTER STATE SPECIFIC MUNICIPAL FUNDS

STATEMENTS OF CHANGES IN NET ASSETS
Oppenheimer Rochester Michigan Municipal Fund

	Year	Period
	Ended	Ended
	March 31,	March 31,
	2008	2007[1]

Operations

Net investment income	$2,422,415	$560,843
Net realized loss	(1,089,782)	(354)
Net change in unrealized appreciation (depreciation)	(6,543,490)	368,424

Net increase (decrease) in net assets resulting from operations	(5,210,857)	928,913

Dividends and/or Distributions to Shareholders

Dividends from net investment income:
Class A	(1,704,372)	(382,932)
Class B	(33,823)	(5,417)
Class C	(242,270)	(22,966)

	(1,980,465)	(411,315)

Beneficial Interest Transactions

Net increase in net assets resulting from beneficial interest transactions:
Class A	29,454,553	16,562,516
Class B	558,910	504,440
Class C	5,707,814	2,297,987

	35,721,277	19,364,943

Net Assets
Total increase	28,529,955	19,882,541
Beginning of period	19,984,541	102,000 [2]

End of period (including accumulated net investment income of $593,267 and $151,317, respectively)	$48,514,496	$19,984,541

1.	For the period from June 21, 2006 (commencement of operations) to March 31, 2007.

2.	Reflects the value of the Manager’s initial seed money on May 10, 2006.
See accompanying Notes to Financial Statements.
59   |   OPPENHEIMER ROCHESTER STATE SPECIFIC MUNICIPAL FUNDS

STATEMENTS OF CHANGES IN NET ASSETS Continued
Oppenheimer Rochester Ohio Municipal Fund

	Year	Period
	Ended	Ended
	March 31,	March 31,
	2008	2007[1]

Operations

Net investment income	$2,759,528	$610,046
Net realized loss	(1,904,894)	(5,862)
Net change in unrealized appreciation (depreciation)	(8,737,064)	395,015

Net increase (decrease) in net assets resulting from operations	(7,882,430)	999,199

Dividends and/or Distributions to Shareholders

Dividends from net investment income:
Class A	(1,979,461)	(418,385)
Class B	(80,305)	(11,748)
Class C	(508,925)	(21,157)

	(2,568,691)	(451,290)

Beneficial Interest Transactions

Net increase in net assets resulting from beneficial interest transactions:
Class A	32,634,045	21,658,469
Class B	1,751,664	921,997
Class C	14,622,932	3,892,100

	49,008,641	26,472,566

Net Assets

Total increase	38,557,520	27,020,475
Beginning of period	27,122,475	102,000)[2]

End of period (including accumulated net investment income of $351,360 and $160,523, respectively)	$65,679,995	$27,122,475

1.	For the period from June 21, 2006 (commencement of operations) to March 31, 2007.

2.	Reflects the value of the Manager’s initial seed money on May 10, 2006.
See accompanying Notes to Financial Statements.
60 | OPPENHEIMER ROCHESTER STATE SPECIFIC MUNICIPAL FUNDS

STATEMENT OF CASH FLOWS
Oppenheimer Rochester Michigan Municipal Fund

For the Year Ended March 31, 2008

Cash Flows from Operating Activities

Net decrease in net assets from operations	$(5,210,857)
Adjustments to reconcile net decrease in net assets from operations to net cash used in operating activities:
Purchase of investment securities	(65,424,009)
Proceeds from disposition of investment securities	37,982,786
Short-term investment securities, net	(18,257,592)
Premium amortization	183,852
Discount accretion	(531,366)
Net realized loss on investments	1,089,782
Net change in unrealized depreciation on investments	6,543,490
Increase in interest receivable	(594,136)
Increase in receivable for securities sold	(3,869,474)
Increase in other assets	(1,107)
Increase in payable for securities purchased	3,867,404
Increase in payable for accrued expenses	30,552

Net cash used in operating activities	(44,190,675)

Cash Flows from Financing Activities

Proceeds from bank borrowings	68,900,000
Payments on bank borrowings	(60,000,000)
Proceeds from short-term floating rate notes issued	1,500,000
Proceeds from shares sold	43,572,537
Payment on shares redeemed	(8,577,203)
Cash distributions paid	(1,359,179)

Net cash provided by financing activities	44,036,155
Net decrease in cash	(154,520)
Cash, beginning balance	352,358

Cash, ending balance	$197,838

Supplemental disclosure of cash flow information:
Noncash financing activities not included herein consist of reinvestment of dividends and distributions of $584,650.
Cash paid for interest on bank borrowings—$426,276.
Cash paid for interest on short-term floating rate notes issued—$274,878.
See accompanying Notes to Financial Statements.
61 | OPPENHEIMER ROCHESTER STATE SPECIFIC MUNICIPAL FUNDS

STATEMENT OF CASH FLOWS Continued
Oppenheimer Rochester Ohio Municipal Fund

For the Year Ended March 31, 2008

Cash Flows from Operating Activities

Net decrease in net assets from operations	$(7,882,430)
Adjustments to reconcile net decrease in net assets from operations to net cash used in operating activities:
Purchase of investment securities	(86,425,585)
Proceeds from disposition of investment securities	45,480,578
Short-term investment securities, net	(19,071,345)
Premium amortization	281,014
Discount accretion	(157,220)
Net realized loss on investments	1,904,894
Net change in unrealized depreciation on investments	8,737,064
Increase in interest receivable	(1,084,651)
Increase in receivable for securities sold	(5,231,924)
Increase in other assets	(2,442)
Increase in payable for securities purchased	9,588,454
Increase in payable for accrued expenses	55,137

Net cash used in operating activities	(53,808,456)

Cash Flows from Financing Activities

Proceeds from bank borrowings	100,200,000
Payments on bank borrowings	(95,600,000)
Proceeds from short-term floating rate notes issued	2,705,000
Proceeds from shares sold	68,723,113
Payment on shares redeemed	(21,095,972)
Cash distributions paid	(1,215,323)

Net cash provided by financing activities	53,716,818

Net decrease in cash	(91,638)
Cash, beginning balance	341,326

Cash, ending balance	$249,688

Supplemental disclosure of cash flow information:
Noncash financing activities not included herein consist of reinvestment of dividends and distributions of $1,304,073.
Cash paid for interest on bank borrowings—$378,437.
Cash paid for interest on short-term floating rate notes issued—$388,998.
See accompanying Notes to Financial Statements.
62 | OPPENHEIMER ROCHESTER STATE SPECIFIC MUNICIPAL FUNDS

FINANCIAL HIGHLIGHTS
Oppenheimer Rochester Michigan Municipal Fund

Class A Year Ended March 31,	2008	2007[1]

Per Share Operating Data

Net asset value, beginning of period	$14.43	$13.60
Income (loss) from investment operations:
Net investment income[2]	.83	.65
Net realized and unrealized gain (loss)	(2.39)	.64

Total from investment operations	(1.56)	1.29
Dividends and/or distributions to shareholders:
Dividends from net investment income	(.67)	(.46)

Net asset value, end of period	$12.20	$14.43

Total Return, at Net Asset Value[3]	(11.14)%	9.62%

Ratios/Supplemental Data

Net assets, end of period (in thousands)	$40,660	$17,170
Average net assets (in thousands)	$33,865	$11,550
Ratios to average net assets:[4]
Net investment income	6.12%	5.82%
Expenses excluding interest and fees on short-term floating rate notes issued	1.99%	2.63%
Interest and fees on short-term floating rate notes issued[5]	0.68%	0.34%

Total expenses	2.67%	2.97%[6]
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses[7]	1.48%	1.14%
Portfolio turnover rate	104%	4%

1.	For the period from June 21, 2006 (commencement of operations) to March 31, 2007.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.

5.	Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions. See Note 1 of accompanying Notes.

6.	Total expenses ratio is higher than the anticipated total expense ratio of the class for future fiscal years due to the Fund’s limited operating history.

7.	Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses, excluding interest and related expenses from inverse floating rate securities, as a percent of average daily net assets will not exceed the following annual rates: 0.80%, 1.55% and 1.55% for Class A shares, Class B shares and Class C shares, respectively.
See accompanying Notes to Financial Statements.
63 | OPPENHEIMER ROCHESTER STATE SPECIFIC MUNICIPAL FUNDS

FINANCIAL HIGHLIGHTS Continued
Oppenheimer Rochester Michigan Municipal Fund

Class B Year Ended March 31,	2008	2007[1]

Per Share Operating Data

Net asset value, beginning of period	$14.43	$13.60
Income (loss) from investment operations:
Net investment income[2]	.72	.51
Net realized and unrealized gain (loss)	(2.38)	.69

Total from investment operations	(1.66)	1.20
Dividends and/or distributions to shareholders:
Dividends from net investment income	(.57)	(.37)

Net asset value, end of period	$12.20	$14.43

Total Return, at Net Asset Value[3]	(11.82)%	9.03%

Ratios/Supplemental Data

Net assets, end of period (in thousands)	$918	$506
Average net assets (in thousands)	$801	$196
Ratios to average net assets:[4]
Net investment income	5.34%	4.55%
Expenses excluding interest and fees on short-term floating rate notes issued	3.26%	4.43%
Interest and fees on short-term floating rate notes issued[5]	0.68%	0.34%

Total expenses	3.94%	4.77%[6]
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses[7]	2.23%	1.89%
Portfolio turnover rate	104%	4%

1.	For the period from June 21, 2006 (commencement of operations) to March 31, 2007.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.

5.	Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions. See Note 1 of accompanying Notes.

6.	Total expenses ratio is higher than the anticipated total expense ratio of the class for future fiscal years due to the Fund’s limited operating history.

7.	Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses, excluding interest and related expenses from inverse floating rate securities, as a percent of average daily net assets will not exceed the following annual rates: 0.80%, 1.55% and 1.55% for Class A shares, Class B shares and Class C shares, respectively.
See accompanying Notes to Financial Statements.
64 | OPPENHEIMER ROCHESTER STATE SPECIFIC MUNICIPAL FUNDS

Oppenheimer Rochester Michigan Municipal Fund

Class C Year Ended March 31,	2008	2007[1]

Per Share Operating Data

Net asset value, beginning of period	$14.42	$13.60
Income (loss) from investment operations:
Net investment income[2]	.72	.52
Net realized and unrealized gain (loss)	(2.38)	.67

Total from investment operations	(1.66)	1.19
Dividends and/or distributions to shareholders:
Dividends from net investment income	(.57)	(.37)

Net asset value, end of period	$12.19	$14.42

Total Return, at Net Asset Value[3]	(11.83)%	8.94%

Ratios/Supplemental Data

Net assets, end of period (in thousands)	$6,936	$2,309
Average net assets (in thousands)	$5,750	$845
Ratios to average net assets:[4]
Net investment income	5.33%	4.63%
Expenses excluding interest and fees on short-term floating rate notes issued	3.03%	3.76%
Interest and fees on short-term floating rate notes issued[5]	0.68%	0.34%

Total expenses	3.71%	4.10%[6]
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses[7]	2.23%	1.89%

Portfolio turnover rate	104%	4%

1.	For the period from June 21, 2006 (commencement of operations) to March 31, 2007.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.

5.	Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions. See Note 1 of accompanying Notes.

6.	Total expenses ratio is higher than the anticipated total expense ratio of the class for future fiscal years due to the Fund’s limited operating history.

7.	Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses, excluding interest and related expenses from inverse floating rate securities, as a percent of average daily net assets will not exceed the following annual rates: 0.80%, 1.55% and 1.55% for Class A shares, Class B shares and Class C shares, respectively.
See accompanying Notes to Financial Statements.
65 | OPPENHEIMER ROCHESTER STATE SPECIFIC MUNICIPAL FUNDS

FINANCIAL HIGHLIGHTS Continued
Oppenheimer Rochester Ohio Municipal Fund

Class A Year Ended March 31,	2008	2007[1]

Per Share Operating Data

Net asset value, beginning of period	$13.58	$12.80
Income (loss) from investment operations:
Net investment income[2]	.68	.61
Net realized and unrealized gain (loss)	(2.21)	.61

Total from investment operations	(1.53)	1.22
Dividends and/or distributions to shareholders:
Dividends from net investment income	(.64)	(.44)

Net asset value, end of period	$11.41	$13.58

Total Return, at Net Asset Value[3]	(11.67)%	9.78%

Ratios/Supplemental Data

Net assets, end of period (in thousands)	$47,326	$22,292
Average net assets (in thousands)	$39,710	$12,528
Ratios to average net assets:[4]
Net investment income	5.34%	5.81%
Expenses excluding interest and fees on short-term floating rate notes issued	1.69%	2.49%
Interest and fees on short-term floating rate notes issued[5]	0.73%	0.17%

Total expenses	2.42%	2.66%[6]
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses[7]	1.53%	0.97%
Portfolio turnover rate	93%	2%

1.	For the period from June 21, 2006 (commencement of operations) to March 31, 2007.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.

5.	Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions. See Note 1 of accompanying Notes.

6.	Total expenses ratio is higher than the anticipated total expense ratio of the class for future fiscal years due to the Fund’s limited operating history.

7.	Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses, excluding interest and related expenses from inverse floating rate securities, as a percent of average daily net assets will not exceed the following annual rates: 0.80%, 1.55% and 1.55% for Class A shares, Class B shares and Class C shares, respectively.
See accompanying Notes to Financial Statements.
66   |   OPPENHEIMER ROCHESTER STATE SPECIFIC MUNICIPAL FUNDS

Oppenheimer Rochester Ohio Municipal Fund

Class B Year Ended March 31,	2008	2007[1]

Per Share Operating Data

Net asset value, beginning of period	$13.58	$12.80

Income (loss) from investment operations:
Net investment income[2]	.59	.52
Net realized and unrealized gain (loss)	(2.23)	.62

Total from investment operations	(1.64)	1.14

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.54)	(.36)

Net asset value, end of period	$11.40	$13.58

Total Return, at Net Asset Value[3]	(12.41)%	9.13%

Ratios/Supplemental Data

Net assets, end of period (in thousands)	$2,316	$935
Average net assets (in thousands)	$1,872	$419
Ratios to average net assets:[4]
Net investment income	4.67%	4.96%
Expenses excluding interest and fees on short-term floating rate notes issued	2.63%	3.95%
Interest and fees on short-term floating rate notes issued[5]	0.73%	0.17%

Total expenses	3.36%	4.12%[6]
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses[7]	2.28%	1.72%
Portfolio turnover rate	93%	2%

1.	For the period from June 21, 2006 (commencement of operations) to March 31, 2007.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.

5.	Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions. See Note 1 of accompanying Notes.

6.	Total expenses ratio is higher than the anticipated total expense ratio of the class for future fiscal years due to the Fund’s limited operating history.

7.	Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses, excluding interest and related expenses from inverse floating rate securities, as a percent of average daily net assets will not exceed the following annual rates: 0.80%, 1.55% and 1.55% for Class A shares, Class B shares and Class C shares, respectively.
See accompanying Notes to Financial Statements.
67   |   OPPENHEIMER ROCHESTER STATE SPECIFIC MUNICIPAL FUNDS

FINANCIAL HIGHLIGHTS Continued
Oppenheimer Rochester Ohio Municipal Fund

Class C Year Ended March 31,	2008	2007[1]

Per Share Operating Data

Net asset value, beginning of period	$13.57	$12.80
Income (loss) from investment operations:
Net investment income[2]	.59	.46
Net realized and unrealized gain (loss)	(2.23)	.67

Total from investment operations	(1.64)	1.13
Dividends and/or distributions to shareholders:
Dividends from net investment income	(.54)	(.36)

Net asset value, end of period	$11.39	$13.57

Total Return, at Net Asset Value[3]	(12.43)%	9.01%

Ratios/Supplemental Data

Net assets, end of period (in thousands)	$16,038	$3,895
Average net assets (in thousands)	$11,872	$784
Ratios to average net assets:[4]
Net investment income	4.64%	4.48%
Expenses excluding interest and fees on short-term floating rate notes issued	2.54%	3.45%
Interest and fees on short-term floating rate notes issued[5]	0.73%	0.17%

Total expenses	3.27%	3.62%[6]
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses[7]	2.28%	1.72%
Portfolio turnover rate	93%	2%

1.	For the period from June 21, 2006 (commencement of operations) to March 31, 2007.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.

5.	Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions. See Note 1 of accompanying Notes.

6.	Total expenses ratio is higher than the anticipated total expense ratio of the class for future fiscal years due to the Fund’s limited operating history.

7.	Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses, excluding interest and related expenses from inverse floating rate securities, as a percent of average daily net assets will not exceed the following annual rates: 0.80%, 1.55% and 1.55% for Class A shares, Class B shares and Class C shares, respectively.
See accompanying Notes to Financial Statements.
68   |   OPPENHEIMER ROCHESTER STATE SPECIFIC MUNICIPAL FUNDS

NOTES TO FINANCIAL STATEMENTS
1. Significant Accounting Policies
Oppenheimer Rochester Michigan Municipal Fund (“Michigan Fund”) and Oppenheimer Rochester Ohio Municipal Fund (“Ohio Fund”), collectively (the “Funds”) are each non-diversified, open-end management investment companies registered under the Investment Company Act of 1940, as amended. The investment objective of each of the Funds is to seek a high level of current interest income exempt from federal and its state income taxes for individual investors as is consistent with preservation of capital. The Funds’ investment adviser is OppenheimerFunds, Inc. (the “Manager”). As of March 31, 2008, 54% of the shares of Michigan Fund were owned by the Manager and its affiliates.
     The Funds offer Class A, Class B and Class C shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B and Class C shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). All classes of shares have identical rights and voting privileges with respect to the Funds in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B and C have separate distribution and/or service plans. Class B shares will automatically convert to Class A shares 72 months after the date of purchase.
     The following is a summary of significant accounting policies consistently followed by the Funds.
Securities Valuation. The Funds calculate the net asset value of their shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Securities may be valued primarily using dealer-supplied valuations or a portfolio pricing service authorized by the Board of Trustees. Securities traded on a registered U.S. securities exchange are valued based on the last sale price of the security traded on that exchange prior to the time when the Funds’ assets are valued. Securities whose principal exchange is NASDAQ® are valued based on the closing price reported by NASDAQ prior to the time when the Funds’ assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing “bid” and “asked” prices, and if not, at the closing bid price. Securities traded on foreign exchanges are valued based on the last sale price on the principal exchange on which the security is traded, as identified by the portfolio pricing service, prior to the time when the Funds’ assets are valued. In the absence of a sale, the security is valued at the official closing price on the principal exchange. Corporate, government and municipal debt instruments having a remaining maturity in excess of sixty days and all mortgage-backed securities, collateralized mortgage obligations and other asset-backed securities will be valued at the mean between the “bid” and “asked” prices. Securities for which market quotations are not readily available are valued at their fair value. Securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Funds’ assets are
69   |   OPPENHEIMER ROCHESTER STATE SPECIFIC MUNICIPAL FUNDS

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued
valued but after the close of their respective exchanges will be fair valued. Fair value is determined in good faith using consistently applied procedures under the supervision of the Board of Trustees. Shares of a registered investment company that are not traded on an exchange are valued at the acquired investment company’s net asset value per share. “Money market-type” debt instruments with remaining maturities of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value.
Securities on a When-Issued or Delayed Delivery Basis. The Funds may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Funds on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Funds’ net asset value to the extent the Funds execute such transactions while remaining substantially fully invested. When the Funds engage in when-issued or delayed delivery transactions, they rely on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Funds to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Funds maintain internally designated assets with a market value equal to or greater than the amount of their purchase commitments. The Funds may also sell securities that they purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.
As of March 31, 2008, the Funds had purchased securities issued on a when-issued or delayed delivery basis and sold securities issued on a delayed delivery basis as follows:

	When-Issued or Delayed Delivery
	Basis Transactions

Michigan Fund	Purchased securities	$1,749,196
Ohio Fund	Purchased securities	6,158,626
Ohio Fund	Sold securities	2,849,505
Inverse Floating Rate Securities. The Funds invest in inverse floating rate securities that pay interest at a rate that varies inversely with short-term interest rates. Certain of these securities may be leveraged, whereby the interest rate varies inversely at a multiple of the change in short-term rates. As interest rates rise, inverse floaters produce less current income. The price of such securities is more volatile than comparable fixed rate securities. The Funds may invest up to 20% of their total assets (which includes the effects of leverage) in inverse floaters. As of March 31, 2008, inverse floaters including the effects of leverage were held by the following Funds.
70   |   OPPENHEIMER ROCHESTER STATE SPECIFIC MUNICIPAL FUNDS

	Inverse Floaters
	Including the Effects of Leverage	% of Total Assets

Michigan Fund	$ 4,148,865	5.67%
Ohio Fund	5,903,033	6.35
Certain inverse floating rate securities are created when the Funds purchase and subsequently transfer a municipal bond security (the “municipal bond”) to a broker dealer. The municipal bond is typically a fixed rate security. The broker dealer (the “sponsor”) creates a trust (the “Trust”) and deposits the municipal bond. The Trust issues short-term floating rate notes available to third parties and a residual interest in the municipal bond (referred to as an “inverse floating rate security”) to the Funds. The terms of these inverse floating rate securities grant the Funds the right to require that the Trust issuing the inverse floating rate security compel a tender of the short-term floating rate notes to facilitate the Funds’ repurchase of the underlying municipal bond. Following such a request, the Funds pay the sponsor the principal amount due to the holders of the short-term floating rate notes issued by the Trust and exchange the inverse floating rate security for the underlying municipal bond. These transactions are considered secured borrowings for financial reporting purposes. As a result of such accounting treatments, the Funds include the municipal bond position on their Statement of Investments (but do not separately include the inverse floating rate securities received). The Funds also include the value of the municipal bond and a payable amount equal to the short-term floating rate notes issued by the Trust on their Statement of Assets and Liabilities. The interest rates on these short-term floating rate notes reset periodically, usually weekly. The holders of these short-term floating rate notes have the option to tender their investment, to the sponsor or the Trust’s liquidity provider, for redemption at par at each reset date. Income from the municipal bond position and the interest expense on the payable for the short-term floating rate notes issued by the Trust are recorded on the Funds’ Statement of Operations. At March 31, 2008, the value of municipal bond holdings are shown on the Funds’ Statement of Investments and are held by such Trusts and serve as collateral for short-term floating rate notes issued and outstanding at that date are as follows:

	Value of Municipal	Short-Term Floating
	Bond Holdings	Rate Notes Issued

Michigan Fund	$7,786,820	$5,500,000
Ohio Fund	10,610,006	8,355,000
At March 31, 2008, the Funds’ residual exposure to these types of inverse floating rate securities were as follows:

Principal	Inverse	Coupon	Maturity
Amount	Floater[1]	Rate[2]	Date	Value

Michigan Fund
$250,000	Detroit, MI GO ROLs	8.637%	4/1/25	$271,820
1,000,000	MI University ROLs[3]	9.420	2/15/37	440,000
3,750,000	Puerto Rico Sales Tax Financing Corp. ROLs[3]	12.610	8/1/57	1,575,000

				$2,286,820

1.	For a list of abbreviations used in the Inverse Floater table see the Portfolio Abbreviations table on page 47 of the Statement of Investments.

2.	Represents the current interest rate for a variable rate bond known as an “inverse floater.”

3.	Security is subject to a shortfall and forbearance agreement.
71   |   OPPENHEIMER ROCHESTER STATE SPECIFIC MUNICIPAL FUNDS

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued

Principal	Inverse	Coupon	Maturity
Amount	Floater[1]	Rate[2]	Date	Value

Ohio Fund
$1,145,000	Puerto Rico Electric Power Authority ROLs[3]	0.00%[4]	7/1/31	$(54,994)
5,500,000	Puerto Rico Sales Tax Financing Corp. ROLs[3]	22.75	8/1/57	2,310,000

				$2,255,006

1.	For a list of abbreviations used in the Inverse Floater table see the Portfolio Abbreviations table on page 55 of the Statement of Investments.

2.	Represents the current interest rate for a variable rate bond known as an “inverse floater.”

3.	Security is subject to a shortfall and forbearance agreement.

4.	The underlying bond was purchased on a when-issued or delayed delivery basis. Therefore, the interest rate will be determined upon settlement.
The Funds enter into shortfall and forbearance agreements with the sponsors of certain inverse floaters held by the Funds. These agreements commit the Funds to reimburse the sponsor of the inverse floater, in certain circumstances, for the amount of the difference between the liquidation value of the underlying security (which is the basis of the inverse floater) and the principal amount due to the holders of the short-term floating rate notes issued by the Trust in conjunction with the inverse floating rate security. Under the standard terms of an inverse floating rate security, absent such a shortfall and forbearance agreement, the Funds would not be required to make such a reimbursement. The Manager monitors the Funds’ potential exposure with respect to these agreements on a daily basis and intends to take action to terminate the Funds’ investment in such inverse floating rate securities, if it deems it appropriate to do so. As of March 31, 2008, in addition to the exposure detailed in the preceding table, the Funds’ maximum exposure under such agreements are estimated as follows:

Approximate Maximum Exposure

Michigan Fund	$ 4,750,000
Ohio Fund	8,354,485
Credit Risk. The Fund invests in high-yield, non-investment-grade bonds, which may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Fund may acquire securities in default, and is not obligated to dispose of securities whose issuers subsequently default. As of March 31, 2008, Ohio Fund had securities with an aggregate market value of $596,870, representing 0.91% of the Fund’s net assets, were in default.
Concentration Risk. There are certain risks arising from geographic concentration in any state. Certain economic, regulatory or political developments occurring in the state may impair the ability of certain issuers of municipal securities to pay principal and interest on their obligations.
Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class.
72   |   OPPENHEIMER ROCHESTER STATE SPECIFIC MUNICIPAL FUNDS

Operating expenses directly attributable to a specific class are charged against the operations of that class.
Federal Taxes. The Funds intend to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of their investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Funds file income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Funds’ tax return filings generally remains open for the three preceding fiscal reporting period ends.
The tax components of capital shown in the following table represent distribution requirements the Funds must satisfy under the income tax regulations, losses the Funds may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

				Net Unrealized
				Depreciation
				Based on Cost of
				Securities and
	Undistributed	Undistributed	Accumulated	Other Investments
	Net Investment	Long-Term	Loss	for Federal Income
	Income	Gain	Carryforward[1,2,3,4]	Tax Purposes

Michigan Fund	$644,801	$—	$1,089,213	$6,175,989
Ohio Fund	519,457	—	1,785,782	8,467,023

1.	As of March 31, 2008, the Funds had net capital loss carryforwards available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions as shown in the table below.

Net Capital Loss Carryforwards

Michigan Fund	$ 1,046,424
Ohio Fund	809,701
As of March 31, 2008, details of the capital loss carryforwards were as follows:

	Expiring

Michigan Fund	2015	$184
	2016	1,046,240

		$1,046,424

Ohio Fund	2015	$5
	2016	809,696

		$809,701

2.	As of March 31, 2008, the Funds had post-October losses available to offset future realized capital gains, if any. Such losses, if unutilized, will expire in 2017. As of March 31, 2008, the post-October losses were as follows:

Post-October Losses

Michigan Fund	$42,789
Ohio Fund	976,081

3.	During the fiscal year ended March 31, 2008, the Funds did not utilize any capital loss carryforward.

4.	During the fiscal year ended March 31, 2007, the Funds did not utilize any capital loss carryforward.
73   |   OPPENHEIMER ROCHESTER STATE SPECIFIC MUNICIPAL FUNDS

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued
Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Funds.
The tax character of distributions paid during the year ended March 31, 2008 and for the period ended March 31, 2007 was as follows:

	Year Ended	Period Ended
Michigan Fund	March 31, 2008	March 31, 2007

Distributions paid from:
Exempt-Interest Dividends	$1,978,877	$411,054
Ordinary Income	1,588	261

Total	$1,980,465	$411,315

Ohio Fund

Distributions paid from:
Exempt-Interest Dividends	$2,565,402	$450,942
Ordinary Income	3,289	348

Total	$2,568,691	$451,290

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of March 31, 2008 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

	Federal Tax Cost	Gross Unrealized	Gross Unrealized	Net Unrealized
	of Securities	Appreciation	Depreciation	Depreciation

Michigan Fund	$68,587,013	$212,195	$6,388,184	$6,175,989
Ohio Fund	85,129,359	207,955	8,674,978	8,467,023
Trustees’ Compensation. The Funds have adopted an unfunded retirement plan (the “Plan”) for the Funds’ independent trustees. Benefits are based on years of service and fees paid to each trustee during their period of service. The Plan was frozen with respect to adding new participants effective December 31, 2006 (the “Freeze Date”) and existing Plan Participants as of the Freeze Date will continue to receive accrued benefits under the Plan. Active independent trustees as of the Freeze Date have each elected a distribution method with respect to their benefits under the Plan. During the year ended March 31,
74   |   OPPENHEIMER ROCHESTER STATE SPECIFIC MUNICIPAL FUNDS

2008, the Funds’ projected benefit obligations, payments to retired trustees and accumulated liability were as follows:

	Projected Benefit	Payments Made
	Obligations	to Retired	Accumulated
	Increased	Trustees	Liability

Michigan Fund	$838	$196	$1,250
Ohio Fund	1,022	223	1,434
The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Funds. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Funds or in other Oppenheimer funds selected by the Trustee. The Funds purchase shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund’s asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of trustees’ fees under the plan will not affect the net assets of the Funds, and will not materially affect the Funds’ assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance to the compensation deferral plan.
Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income distributions, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually.
Investment Income. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.
Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Funds on any cash overdrafts of their custodian accounts during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Funds pay interest to their custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Funds, at a rate equal to the Federal Funds Rate plus 0.50%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Funds during the period. Such interest expense and other custodian fees may be paid with these earnings.
Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.
75   |   OPPENHEIMER ROCHESTER STATE SPECIFIC MUNICIPAL FUNDS

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued
Indemnifications. The Funds’ organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Funds. In the normal course of business, the Funds may also enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Funds. The risk of material loss from such claims is considered remote.
Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
2. Shares of Beneficial Interest
The Funds have authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest for the Funds were as follows:

	Year Ended March 31, 2008		Period Ended March 31, 2007[1,2]
Michigan Fund	Shares	Amount	Shares	Amount

Class A
Sold	2,616,529	$35,776,419	1,178,570	$16,510,380
Dividends and/or distributions reinvested	30,133	407,210	5,711	82,199
Redeemed	(504,769)	(6,729,076)	(2,078)	(30,063)

Net increase	2,141,893	$29,454,553	1,182,203	$16,562,516

Class B
Sold	45,047	$622,643	38,305	$552,605
Dividends and/or distributions reinvested	1,712	23,095	244	3,516
Redeemed	(6,552)	(86,828)	(3,591)	(51,681)

Net increase	40,207	$558,910	34,958	$504,440

Class C
Sold	531,150	$7,344,236	173,933	$2,498,899
Dividends and/or distributions reinvested	11,479	154,345	970	13,972
Redeemed	(133,820)	(1,790,767)	(14,903)	(214,884)

Net increase	408,809	$5,707,814	160,000	$2,297,987

1.	For the period from June 21, 2006 (commencement of operations) to March 31, 2007.

2.	The Fund sold 7,352.941 shares of Class A at a value of $100,000 and 73.529 shares each of Class B and Class C at a value of $1,000, respectively, to the Manager upon seeding of the Fund on May 10, 2006.
76   |   OPPENHEIMER ROCHESTER STATE SPECIFIC MUNICIPAL FUNDS

	Year Ended March 31, 2008		Period Ended March 31, 2007[1,2]
Ohio Fund	Shares	Amount	Shares	Amount

Class A
Sold	3,789,553	$48,991,843	1,659,213	$22,005,201
Dividends and/or distributions reinvested	79,568	1,006,807	6,352	86,063
Redeemed	(1,360,687)	(17,364,605)	(32,362)	(432,795)

Net increase	2,508,434	$32,634,045	1,633,203	$21,658,469

Class B
Sold	147,833	$1,924,580	70,526	$945,825
Dividends and/or distributions reinvested	4,261	53,628	381	5,157
Redeemed	(17,836)	(226,544)	(2,125)	(28,985)

Net increase	134,258	$1,751,664	68,782	$921,997

Class C
Sold	1,398,244	$18,129,322	286,195	$3,880,915
Dividends and/or distributions reinvested	19,322	243,638	848	11,480
Redeemed	(296,908)	(3,750,028)	(22)	(295)

Net increase	1,120,658	$14,622,932	287,021	$3,892,100

1.	For the period from June 21, 2006 (commencement of operations) to March 31, 2007.

2.	The Fund sold 7,812.50 shares of Class A at a value of $100,000 and 78.125 shares each of Class B and Class C at a value of $1,000, respectively, to the Manager upon seeding of the Fund on May 10, 2006.
3. Purchases and Sales of Securities
The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the year ended March 31, 2008, were as follows:

	Investment Securities
	Purchases	Sales

Michigan Fund	$65,424,009	$37,982,786
Ohio Fund	86,425,585	45,480,578
4. Fees and Other Transactions with Affiliates
Management Fees. Management fees paid to the Manager were in accordance with the investment advisory agreement with each of the Funds which provides for a fee at an average annual rate of average net assets as shown in the following table:

Fee Schedule for the Funds

Up to $500 million	0.55%
Next $500 million	0.50
Next $500 million	0.45
Over $1.5 billion	0.40
77   |   OPPENHEIMER ROCHESTER STATE SPECIFIC MUNICIPAL FUNDS

NOTES TO FINANCIAL STATEMENTS Continued
4. Fees and Other Transactions with Affiliates Continued
Transfer Agent Fees. OppenheimerFunds Services (“OFS”), a division of the Manager, acts as the transfer and shareholder servicing agent for the Funds. The Funds each pay OFS a per account fee. For the year ended March 31, 2008, the Funds paid the following to OFS for services to the Funds.

Michigan Fund	$9,132
Ohio Fund	19,743
Initial Offering and Organizational Costs. The Manager assumed all initial offering and organizational costs associated with the registration and seeding of the Funds.
Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Funds, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Funds’ principal underwriter in the continuous public offering of the Funds’ classes of shares.
Service Plan for Class A Shares. The Funds have adopted a Service Plan (the “Plan”) for Class A shares under Rule 12b-1 of the Investment Company Act of 1940. Under the Plan, the Funds reimburse the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the average annual net assets of Class A shares of the Funds. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Funds under the Plan are detailed in the Statement of Operations.
Distribution and Service Plans for Class B and Class C Shares. The Funds have adopted Distribution and Service Plans (the “Plans”) for Class B and Class C shares under Rule 12b-1 of the Investment Company Act of 1940 to compensate the Distributor for its services in connection with the distribution of those shares and servicing accounts. Under the Plans, the Funds pay the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares. The Distributor also receives a service fee of 0.25% per year under each plan. If either the Class B or Class C plan is terminated by the Funds or by the shareholders of a class, the Board of Trustees and its independent trustees must determine whether the Distributor shall be entitled to payment from the Funds of all or a portion of the service fee and/or asset-based sales charge in respect to shares sold prior to the effective date of such termination. Fees incurred by the Funds under the Plans are detailed in the Statement of Operations. The Distributor’s aggregate uncompensated expenses under the plan at March 31, 2008 for Class B and Class C shares were as follows:

	Class B	Class C

Michigan Fund	$34,832	$80,149
Ohio Fund	43,139	163,949
78   |   OPPENHEIMER ROCHESTER STATE SPECIFIC MUNICIPAL FUNDS

Sales Charges. Front-end sales charges and contingent deferred sales charges (“CDSC”) do not represent expenses of the Funds. They are deducted from the proceeds of sales of Funds shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the year ended March 31, 2008.

		Class A	Class B	Class C
	Class A	Contingent	Contingent	Contingent
	Front-End	Deferred	Deferred	Deferred
	Sales Charges	Sales Charges	Sales Charges	Sales Charges
	Retained by	Retained by	Retained by	Retained by
	Distributor	Distributor	Distributor	Distributor

Michigan Fund	$20,992	$470	$3,348	$4,558
Ohio Fund	63,995	11,997	478	9,124
Waivers and Reimbursements of Expenses. The Manager has voluntarily agreed to waive management fees and/or reimburse the Funds for certain expenses so that “Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses” excluding expenses attributable to the Funds’ investments in inverse floaters, will not exceed 0.80% for Class A shares and 1.55% for Class B shares and Class C shares, respectively, of average annual net assets for each class of shares. This voluntary undertaking is expected to remain in effect indefinitely. However, it may be amended or withdrawn by the Manager at any time without shareholder notice. During the year ended March 31, 2008, the Manager reimbursed the Funds as detailed in the following table.

	Class A	Class B	Class C

Michigan Fund	$401,671	$13,654	$84,656
Ohio Fund	$353,892	20,290	116,586
OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees for all classes to 0.35% of average annual net assets per class. This undertaking may be amended or withdrawn at any time.
5. Illiquid Securities
As of March 31, 2008, investments in securities included issues that are illiquid. Investments may be illiquid because they do not have an active trading market, making it difficult to value them or dispose of them promptly at an acceptable price. The Funds will not invest more than 15% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid securities. Securities that are illiquid are marked with an applicable footnote on the Statement of Investments.
6. Borrowings
The Funds can borrow money from banks in amounts up to one third of its total assets (including the amount borrowed) less all liabilities and indebtedness other than borrowings to purchase portfolio securities, to meet redemption obligations or for temporary
79   |   OPPENHEIMER ROCHESTER STATE SPECIFIC MUNICIPAL FUNDS

NOTES TO FINANCIAL STATEMENTS Continued
6. Borrowings Continued

and emergency purposes. The purchase of securities with borrowed funds create leverage in the Funds. The use of leverage will subject the Funds to greater costs than funds that do not borrow for leverage, and may also make the Funds’ share prices more sensitive to interest changes. The interest on borrowed money is an expense that might reduce the Funds’ yields. Expenses incurred by the Funds with respect to interest on borrowings and commitment fees are disclosed separately or as other expenses on the Statement of Operations.
     The Funds entered into a Revolving Credit and Security Agreement (the “Agreement”) with a conduit lender and a bank which enables it to participate with certain other Oppenheimer funds in a committed, secured borrowing facility that permits borrowings of up to $1,250,000,000, collectively. To secure the loan, the Funds pledge investment securities in accordance with the terms of the Agreement. Interest is charged to the Funds, based on its borrowings, at current commercial paper issuance rates (3.1697% as of March 31, 2008). The Funds pay additional fees annually to its lender on its outstanding borrowings to manage and administer the facility and is allocated its prorata share of an annual commitment fee on the amount of the unused portion of the total facility size. The Funds have the right to prepay such loans and terminate its participation in the conduit loan facility at any time upon prior notice.
As of March 31, 2008, the Funds had borrowings outstanding at an interest rate of 3.1697%. Details of the borrowings for the year ended March 31, 2008 are as follows:

	Michigan Fund	Ohio Fund

Average Daily Loan Balance	$8,716,120	$7,870,492
Average Daily Interest Rate	5.024%	5.024%
Fees Paid	$26,867	$24,143
Interest Paid	$426,276	$378,437
7. Recent Accounting Pronouncement
In September 2006, Financial Accounting Standards Board (“FASB”) issued Statement of Financial Accounting Standards (“SFAS”) No. 157, Fair Value Measurements.This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and expands disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. As of March 31, 2008, the Manager does not believe the adoption of SFAS No. 157 will materially impact the financial statement amounts; however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period.
80    |   OPPENHEIMER ROCHESTER STATE SPECIFIC MUNICIPAL FUNDS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Board of Trustees and Shareholders of
Oppenheimer Rochester Michigan Municipal Fund:
We have audited the accompanying statement of assets and liabilities of Oppenheimer Rochester Michigan Municipal Fund, including the statement of investments, as of March 31, 2008, the related statements of operations and cash flows for the year then ended, and the statements of changes in net assets and the financial highlights for the year then ended and for the period June 21, 2006 (commencement of operations) to March 31, 2007. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2008, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Rochester Michigan Municipal Fund as of March 31, 2008, the results of its operations and cash flows for the year then ended, and the changes in its net assets and the financial highlights for the year then ended and for the period June 21, 2006 (commencement of operations) to March 31, 2007, in conformity with U.S. generally accepted accounting principles.
KPMG llp
Denver, Colorado
May 16, 2008
81    |   OPPENHEIMER ROCHESTER STATE SPECIFIC MUNICIPAL FUNDS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Board of Trustees and Shareholders of
Oppenheimer Rochester Ohio Municipal Fund:

We have audited the accompanying statement of assets and liabilities of Oppenheimer Rochester Ohio Municipal Fund, including the statement of investments, as of March 31, 2008, the related statements of operations and cash flows for the year then ended, and the statements of changes in net assets and the financial highlights for the year then ended and for the period June 21, 2006 (commencement of operations) to March 31, 2007. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2008, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Rochester Ohio Municipal Fund as of March 31, 2008, the results of its operations and cash flows for the year then ended, and the changes in its net assets and the financial highlights for the year then ended and for the period June 21, 2006 (commencement of operations) to March 31, 2007, in conformity with U.S. generally accepted accounting principles.
KPMG llp
Denver, Colorado
May 16, 2008
82    |   OPPENHEIMER ROCHESTER STATE SPECIFIC MUNICIPAL FUNDS

FEDERAL INCOME TAX INFORMATION Unaudited
In early 2008, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Funds during calendar year 2007. Regulations of the U.S. Treasury Department require the Funds to report this information to the Internal Revenue Service.
None of the dividends paid by the Funds during the fiscal year ended March 31, 2008 are eligible for the corporate dividend-received deduction. To the extent a shareholder is subject to any state or local tax laws, some or all of the dividends received may be taxable. The percentages of dividends that were derived from interest on municipal bonds and are not subject to federal income taxes are as follows:

Michigan Fund	99.92%
Ohio Fund	99.87
The foregoing information is presented to assist shareholders in reporting distributions received from the Funds to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.
83    |   OPPENHEIMER ROCHESTER STATE SPECIFIC MUNICIPAL FUNDS

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES;
UPDATES TO STATEMENTS OF INVESTMENTS Unaudited
The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.
     The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at http://www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
84    |   OPPENHEIMER ROCHESTER STATE SPECIFIC MUNICIPAL FUNDS

TRUSTEES AND OFFICERS

Name, Position(s) Held with the Fund, Length of Service, Age	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen

INDEPENDENT TRUSTEES	The address of each Trustee in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Trustee serves for an indefinite term, or until his or her resignation, retirement, death or removal.

Brian F. Wruble, Chairman of the Board of Trustees (since 2007) and Trustee (since 2006) Age: 65	General Partner of Odyssey Partners, L.P. (hedge fund) (September 1995-December 2007); Director of Special Value Opportunities Fund, LLC (registered investment company) (affiliate of the manager’s parent company) (since September 2004); Chairman (since August 2007) and Trustee (since August 1991) of the Board of Trustees of The Jackson Laboratory (non-profit); Treasurer and Trustee of the Institute for Advanced Study (non-profit educational institute) (since May 1992); Member of Zurich Financial Investment Management Advisory Council (insurance) (2004-2007); Special Limited Partner of Odyssey Investment Partners, LLC (private equity investment) (January 1999-September 2004). Oversees 64 portfolios in the OppenheimerFunds complex.

David K. Downes, Trustee (since 2007) Age: 68	Independent Chairman GSK Employee Benefit Trust (since April 2006); Director of Correctnet (since January 2006); Trustee of Employee Trusts (since January 2006); President, Chief Executive Officer and Board Member of CRAFund Advisors, Inc. (investment management company) (since January 2004); Director of Internet Capital Group (information technology company) (since October 2003); Independent Chairman of the Board of Trustees of Quaker Investment Trust (registered investment company) (2004-2007); President of The Community Reinvestment Act Qualified Investment Fund (investment management company) (2004-2007); Chief Operating Officer and Chief Financial Officer of Lincoln National Investment Companies, Inc. (subsidiary of Lincoln National Corporation, a publicly traded company) and Delaware Investments U.S., Inc. (investment management subsidiary of Lincoln National Corporation) (1993-2003); President, Chief Executive Officer and Trustee of Delaware Investment Family of Funds (1993-2003); President and Board Member of Lincoln National Convertible Securities Funds, Inc. and the Lincoln National Income Funds, TDC (1993-2003); Chairman and Chief Executive Officer of Retirement Financial Services, Inc. (registered transfer agent and investment adviser and subsidiary of Delaware Investments U.S., Inc.) (1993-2003); President and Chief Executive Officer of Delaware Service Company, Inc. (1995-2003); Chief Administrative Officer, Chief Financial Officer, Vice Chairman and Director of Equitable Capital Management Corporation (investment subsidiary of Equitable Life Assurance Society) (1985- 1992); Corporate Controller of Merrill Lynch & Company (financial services holding company) (1977-1985); held the following positions at the Colonial Penn Group, Inc. (insurance company): Corporate Budget Director (1974-1977), Assistant Treasurer (1972-1974) and Director of Corporate Taxes (1969-1972); held the following positions at Price Waterhouse & Company (financial services firm): Tax Manager (1967-1969), Tax Senior (1965-1967) and Staff Accountant (1963-1965); United States Marine Corps (1957-1959). Oversees 64 portfolios in the OppenheimerFunds complex.

Matthew P. Fink, Trustee (since 2006) Age: 67	Trustee of the Committee for Economic Development (policy research foundation) (since 2005); Director of ICI Education Foundation (education foundation) (October 1991-August 2006); President of the Investment Company Institute (trade association) (October 1991-June 2004); Director of ICI Mutual Insurance Company (insurance company) (October 1991-June 2004). Oversees 54 portfolios in the OppenheimerFunds complex.
85    |   OPPENHEIMER ROCHESTER STATE SPECIFIC MUNICIPAL FUNDS

TRUSTEES AND OFFICERS Continued

Robert G. Galli, Trustee (since 2006) Age: 74	A director or trustee of other Oppenheimer funds. Oversees 64 portfolios in the OppenheimerFunds complex.

Phillip A. Griffiths, Trustee (since 2006) Age: 69	Fellow of the Carnegie Corporation (since 2007); Distinguished Presidential Fellow for International Affairs (since 2002) and Member (since 1979) of the National Academy of Sciences; Council on Foreign Relations (since 2002); Director of GSI Lumonics Inc. (precision technology products company) (since 2001); Senior Advisor of The Andrew W. Mellon Foundation (since 2001); Chair of Science Initiative Group (since 1999); Member of the American Philosophical Society (since 1996); Trustee of Woodward Academy (since 1983); Foreign Associate of Third World Academy of Sciences; Director of the Institute for Advanced Study (1991-2004); Director of Bankers Trust New York Corporation (1994-1999); Provost at Duke University (1983-1991). Oversees 54 portfolios in the OppenheimerFunds complex.

Mary F. Miller, Trustee (since 2006) Age: 65	Trustee of International House (not-for-profit) (since June 2007); Trustee of the American Symphony Orchestra (not-for-profit) (since October 1998); and Senior Vice President and General Auditor of American Express Company (financial services company) (July 1998-February 2003). Oversees 54 portfolios in the OppenheimerFunds complex.

Joel W. Motley, Trustee (since 2006) Age: 56	Managing Director of Public Capital Advisors, LLC (privately held financial advisor) (since January 2006); Managing Director of Carmona Motley, Inc. (privately-held financial advisor) (since January 2002); Director of Columbia Equity Financial Corp. (privately-held financial advisor) (2002-2007); Managing Director of Carmona Motley Hoffman Inc. (privately-held financial advisor) (January 1998-December 2001); Member of the Finance and Budget Committee of the Council on Foreign Relations, Member of the Investment Committee of the Episcopal Church of America, Member of the Investment Committee and Board of Human Rights Watch and Member of the Investment Committee of Historic Hudson Valley. Oversees 54 portfolios in the OppenheimerFunds complex.

Russell S. Reynolds, Jr., Trustee (since 2006) Age: 76	Chairman of RSR Partners (formerly “The Directorship Search Group, Inc.”) (corporate governance consulting and executive recruiting) (since 1993); Life Trustee of International House (non-profit educational organization); Former Trustee of The Historical Society of the Town of Greenwich; Former Director of Greenwich Hospital Association. Oversees 54 portfolios in the OppenheimerFunds complex.

Joseph M. Wikler, Trustee (since 2006) Age: 67	Director of C-TASC (bio-statistics services) (since 2007); Director of the following medical device companies: Medintec (since 1992) and Cathco (since 1996); Director of Lakes Environmental Association (environmental protection organization) (since 1996); Member of the Investment Committee of the Associated Jewish Charities of Baltimore (since 1994); Director of Fortis/Hartford mutual funds (1994- December 2001). Director of C-TASC (a privately-held bio-statistics company) (since May 2007). Oversees 54 portfolios in the OppenheimerFunds complex.

Peter I. Wold, Trustee (since 2006) Age: 60	President of Wold Oil Properties, Inc. (oil and gas exploration and production company) (since 1994); Vice President of American Talc Company, Inc. (talc mining and milling) (since 1999); Managing Member of Hole-in-the-Wall Ranch (cattle ranching) (since 1979); Vice President, Secretary and Treasurer of Wold Trona Company, Inc. (soda ash processing and production) (1996-2006); Director and Chairman of the Denver Branch of the Federal Reserve Bank of Kansas City (1993-1999); and Director of PacifiCorp. (electric utility) (1995-1999). Oversees 54 portfolios in the OppenheimerFunds complex.
86    |   OPPENHEIMER ROCHESTER STATE SPECIFIC MUNICIPAL FUNDS

INTERESTED TRUSTEE AND OFFICER	The address of Mr. Murphy is Two World Financial Center, 225 Liberty Street, 11th Floor, New York, New York 10281-1008. Mr. Murphy serves as a Trustee for an indefinite term, or until his resignation, retirement, death or removal and as an Officer for an indefinite term, or until his resignation, retirement, death or removal. Mr. Murphy is an interested Trustee due to his positions with OppenheimerFunds, Inc. and its affiliates.

John V. Murphy, President and Principal Executive Officer and Trustee (since 2006) Age: 58	Chairman, Chief Executive Officer and Director of the Manager (since June 2001); President of the Manager (September 2000-February 2007); President and director or trustee of other Oppenheimer funds; President and Director of Oppenheimer Acquisition Corp. (“OAC”) (the Manager’s parent holding company) and of Oppenheimer Partnership Holdings, Inc. (holding company subsidiary of the Manager) (since July 2001); Director of OppenheimerFunds Distributor, Inc. (subsidiary of the Manager) (November 2001-December 2006); Chairman and Director of Shareholder Services, Inc. and of Shareholder Financial Services, Inc. (transfer agent subsidiaries of the Manager) (since July 2001); President and Director of OppenheimerFunds Legacy Program (charitable trust program established by the Manager) (since July 2001); Director of the following investment advisory subsidiaries of the Manager: OFI Institutional Asset Management, Inc., Centennial Asset Management Corporation, Trinity Investment Management Corporation and Tremont Capital Management, Inc. (since November 2001), HarbourView Asset Management Corporation and OFI Private Investments, Inc. (since July 2001); President (since November 2001) and Director (since July 2001) of Oppenheimer Real Asset Management, Inc.; Executive Vice President of Massachusetts Mutual Life Insurance Company (OAC’s parent company) (since February 1997); Director of DLB Acquisition Corporation (holding company parent of Babson Capital Management LLC) (since June 1995); Chairman (since October 2007) and Member of the Investment Company Institute’s Board of Governors (since October 2003). Oversees 103 portfolios in the OppenheimerFunds complex.

OTHER OFFICERS OF THE FUND	The addresses of the Officers in the chart below are as follows: for Messrs. Zack, Gillespie and Ms. Bloomberg, Two World Financial Center, 225 Liberty Street, New York, New York 10281-1008, for Messrs. Vandehey, Wixted, Petersen, Szilagyi and Ms. Ives, 6803 S. Tucson Way, Centennial, Colorado 80112-3924, for Messrs. Fielding, Loughran, Cottier and Willis, 350 Linden Oaks, Rochester, New York 14625. Each Officer serves for an indefinite term or until his or her resignation, retirement, death or removal.

Ronald H. Fielding, Vice President and Senior Portfolio Manager (since 1996) Age: 59	Senior Vice President of the Manager (since January 1996). Chief Strategist, a Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Daniel G. Loughran, Vice President (since 2005) and Senior Portfolio Manager (since 2001) Age: 44	Senior Vice President of the Manager (since August 2007); Vice President of the Manager (April 2001-July 2007) and a Portfolio Manager with the Manager (since 1999). Team leader, a Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.
87    |   OPPENHEIMER ROCHESTER STATE SPECIFIC MUNICIPAL FUNDS

TRUSTEES AND OFFICERS Continued

Scott S. Cottier, Vice President (since 2005) and Senior Portfolio Manager (since 2002) Age: 36	Vice President of the Manager (since September 2002). Portfolio Manager and trader at Victory Capital Management (from 1999 to 2002). Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Troy E. Willis, Vice President and Senior Portfolio Manager (since 2006) Age: 35	Assistant Vice President of the Manager (since July 2005). Portfolio Manager of the Fund (from May 2003 to December 2005). Corporate Attorney for Southern Resource Group (from 1999 to 2003). Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Mark S. Vandehey, Vice President and Chief Compliance Officer (since 2006) Age: 57	Senior Vice President and Chief Compliance Officer of the Manager (since March 2004); Chief Compliance Officer of OppenheimerFunds Distributor, Inc., Centennial Asset Management and Shareholder Services, Inc. (since March 2004); Vice President of OppenheimerFunds Distributor, Inc., Centennial Asset Management Corporation and Shareholder Services, Inc. (since June 1983); Former Vice President and Director of Internal Audit of the Manager (1997- February 2004). An officer of 103 portfolios in the OppenheimerFunds complex.

Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer (since 2006) Age: 48	Senior Vice President and Treasurer of the Manager (since March 1999); Treasurer of the following: HarbourView Asset Management Corporation, Shareholder Financial Services, Inc., Shareholder Services, Inc., Oppenheimer Real Asset Management, Inc. and Oppenheimer Partnership Holdings, Inc. (since March 1999), OFI Private Investments, Inc. (since March 2000), OppenheimerFunds International Ltd. and OppenheimerFunds plc (since May 2000), OFI Institutional Asset Management, Inc. (since November 2000), and OppenheimerFunds Legacy Program (charitable trust program established by the Manager) (since June 2003); Treasurer and Chief Financial Officer of OFI Trust Company (trust company subsidiary of the Manager) (since May 2000); Assistant Treasurer of the following: OAC (since March 1999), Centennial Asset Management Corporation (March 1999-October 2003) and OppenheimerFunds Legacy Program (April 2000-June 2003). An officer of 103 portfolios in the OppenheimerFunds complex.

Brian S. Petersen, Assistant Treasurer (since 2006) Age: 37	Vice President of the Manager (since February 2007); Assistant Vice President of the Manager (August 2002-February 2007); Manager/Financial Product Accounting of the Manager (November 1998-July 2002). An officer of 103 portfolios in the OppenheimerFunds complex.

Brian C. Szilagyi, Assistant Treasurer (since 2006) Age: 38	Assistant Vice President of the Manager (since July 2004); Director of Financial Reporting and Compliance of First Data Corporation (April 2003-July 2004); Manager of Compliance of Berger Financial Group LLC (May 2001-March 2003). An officer of 103 portfolios in the OppenheimerFunds complex.

Robert G. Zack, Secretary (since 2006) Age: 59	Executive Vice President (since January 2004) and General Counsel (since March 2002) of the Manager; General Counsel and Director of the Distributor (since December 2001); General Counsel of Centennial Asset Management Corporation (since December 2001); Senior Vice President and General Counsel of HarbourView Asset Management Corporation (since December 2001); Secretary and General Counsel of OAC (since November 2001); Assistant Secretary (since September 1997) and Director (since November 2001) of OppenheimerFunds International Ltd. and OppenheimerFunds plc; Vice President and Director of Oppenheimer Partnership Holdings, Inc. (since December 2002); Director of Oppenheimer Real Asset Management, Inc. (since November 2001); Senior Vice President, General Counsel and Director of Shareholder Financial Services, Inc. and Shareholder Services, Inc. (since
88    |   OPPENHEIMER ROCHESTER STATE SPECIFIC MUNICIPAL FUNDS

Robert G. Zack, Continued	December 2001); Senior Vice President, General Counsel and Director of OFI Private Investments, Inc. and OFI Trust Company (since November 2001); Vice President of OppenheimerFunds Legacy Program (since June 2003); Senior Vice President and General Counsel of OFI Institutional Asset Management, Inc. (since November 2001); Director of OppenheimerFunds (Asia) Limited (since December 2003); Senior Vice President (May 1985-December 2003). An officer of 103 portfolios in the OppenheimerFunds complex.

Lisa I. Bloomberg, Assistant Secretary (since 2006) Age: 40	Vice President and Associate Counsel of the Manager (since May 2004); First Vice President (April 2001-April 2004), Associate General Counsel (December 2000-April 2004) of UBS Financial Services, Inc. An officer of 103 portfolios in the OppenheimerFunds complex.

Phillip S. Gillespie, Assistant Secretary (since 2006) Age: 44	Senior Vice President and Deputy General Counsel of the Manager (since September 2004); First Vice President (2000-September 2004), Director (2000- September 2004) and Vice President (1998-2000) of Merrill Lynch Investment Management. An officer of 103 portfolios in the OppenheimerFunds complex.

Kathleen T. Ives, Assistant Secretary (since 2006) Age: 42	Vice President (since June 1998) and Senior Counsel and Assistant Secretary (since October 2003) of the Manager; Vice President (since 1999) and Assistant Secretary (since October 2003) of the Distributor; Assistant Secretary of Centennial Asset Management Corporation (since October 2003); Vice President and Assistant Secretary of Shareholder Services, Inc. (since 1999); Assistant Secretary of OppenheimerFunds Legacy Program and Shareholder Financial Services, Inc. (since December 2001); Assistant Counsel of the Manager (August 1994-October 2003). An officer of 103 portfolios in the OppenheimerFunds complex.
The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and Officers and is available without charge upon request, by calling 1.800.525.7048.
89    |   OPPENHEIMER ROCHESTER STATE SPECIFIC MUNICIPAL FUNDS

Item 2. Code of Ethics.
The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions.
Item 3. Audit Committee Financial Expert.
The Board of Trustees of the registrant has determined that David Downes, a member of the Board’s Audit Committee, is an audit committee financial expert and that Mr. Downes is “independent” for purposes of this Item 3.
Item 4. Principal Accountant Fees and Services.
(a) Audit Fees
The principal accountant for the audit of the registrant’s annual financial statements billed $31,200 in fiscal 2008 and $25,000 in fiscal 2007.
(b) Audit-Related Fees
The principal accountant for the audit of the registrant’s annual financial statements billed $1,342 in fiscal 2008 and $4,500 in fiscal 2007.
The principal accountant for the audit of the registrant’s annual financial statements billed $256,236 in fiscal 2008 and $225,954 in fiscal 2007 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.
Such services include: agreed upon procedures, internal control reviews, consents for registration statements and professional services relating to FAS 123R review.
(c) Tax Fees
The principal accountant for the audit of the registrant’s annual financial statements billed no such fees to the registrant during the last two fiscal years.
The principal accountant for the audit of the registrant’s annual financial statements billed $ no such fees to the registrant during the last two fiscal years to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.
(d) All Other Fees
The principal accountant for the audit of the registrant’s annual financial statements billed no such fees during the last two fiscal years.
The principal accountant for the audit of the registrant’s annual financial statements billed no such fees during the last two fiscal years to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.
(e)	(1) During its regularly scheduled periodic meetings, the registrant’s audit committee will pre-approve all audit, audit-related, tax and other services to be provided by the principal accountants of the registrant.

The audit committee has delegated pre-approval authority to its Chairman for any subsequent new engagements that arise between regularly scheduled meeting dates provided that any fees such pre-approved are presented to the audit committee at its next regularly scheduled meeting.

Under applicable laws, pre-approval of non-audit services maybe waived provided that: 1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of fees paid by the registrant to it principal accountant during the fiscal year in which services are provided 2) such services were not recognized by the registrant at the time of engagement as non-audit services and 3) such services are promptly brought to the attention of the audit committee of the registrant and approved prior to the completion of the audit.

(2) 100%

(f)	Not applicable as less than 50%.

(g)	The principal accountant for the audit of the registrant’s annual financial statements billed $257,578 in fiscal 2008 and $230,454 in fiscal 2007 to the registrant and the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant related to non-audit fees. Those billings did not include any prohibited non-audit services as defined by the Securities Exchange Act of 1934.

(h)	The registrant’s audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence. No such services were rendered.
Item 5. Audit Committee of Listed Registrants
Not applicable.
Item 6. Schedule of Investments.
Not applicable.

Item 7.   Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable.
Item 8.   Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.
Item 9.   Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable.
Item 10. Submission of Matters to a Vote of Security Holders.
The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards
1.	The Fund’s Governance Committee (the “Committee”) will evaluate potential Board candidates to assess their qualifications. The Committee shall have the authority, upon approval of the Board, to retain an executive search firm to assist in this effort. The Committee may consider recommendations by business and personal contacts of current Board members and by executive search firms which the Committee may engage from time to time and may also consider shareholder recommendations. The Committee may consider the advice and recommendation of the Funds’ investment manager and its affiliates in making the selection.

2.	The Committee shall screen candidates for Board membership. The Committee has not established specific qualifications that it believes must be met by a trustee nominee. In evaluating trustee nominees, the Committee considers, among other things, an individual’s background, skills, and experience; whether the individual is an “interested person” as defined in the Investment Company Act of 1940; and whether the individual would be deemed an “audit committee financial expert” within the meaning of applicable SEC rules. The Committee also considers whether the individual’s background, skills, and experience will complement the background, skills, and experience of other nominees and will contribute to the Board. There are no differences in the manner in which the Committee evaluates nominees for trustees based on whether the nominee is recommended by a shareholder.

3.	The Committee may consider nominations from shareholders for the Board at such times as the Committee meets to consider new nominees for the Board. The Committee shall have the sole discretion to determine the candidates to present to the Board and, in such cases where required, to shareholders. Recommendations for trustee nominees should, at a minimum, be accompanied by the following:
•	the name, address, and business, educational, and/or other pertinent background of the person being recommended;

•	a statement concerning whether the person is an “interested person” as defined in the Investment Company Act of 1940;

•	any other information that the Funds would be required to include in a proxy statement concerning the person if he or she was nominated; and

•	the name and address of the person submitting the recommendation and, if that person is a shareholder, the period for which that person held Fund shares.
The recommendation also can include any additional information which the person submitting it believes would assist the Committee in evaluating the recommendation.

4.	Shareholders should note that a person who owns securities issued by Massachusetts Mutual Life Insurance Company (the parent company of the Funds’ investment adviser) would be deemed an “interested person” under the Investment Company Act of 1940. In addition, certain other relationships with Massachusetts Mutual Life Insurance Company or its subsidiaries, with registered broker-dealers, or with the Funds’ outside legal counsel may cause a person to be deemed an “interested person.”

5.	Before the Committee decides to nominate an individual as a trustee, Committee members and other directors customarily interview the individual in person. In addition, the individual customarily is asked to complete a detailed questionnaire which is designed to elicit information which must be disclosed under SEC and stock exchange rules and to determine whether the individual is subject to any statutory disqualification from serving as a trustee of a registered investment company.
Item 11. Controls and Procedures.
Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 03/31/2008, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits.
(a)	(1) Exhibit attached hereto.

(2) Exhibits attached hereto.

(3) Not applicable.

(b)	Exhibit attached hereto.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Oppenheimer Rochester Michigan Municipal Fund

By:	/s/ John V. Murphy

John V. Murphy
Principal Executive Officer

Date:	05/14/2008
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John V. Murphy

John V. Murphy
Principal Executive Officer

Date:	05/14/2008

By:	/s/ Brian W. Wixted

Brian W. Wixted
Principal Financial Officer

Date:	05/14/2008